UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22480

Adviser Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments Co.

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: July 31, 2020

Date of reporting period: July 31, 2020

Item 1.	Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS (Unaudited)

JULY 31, 2020

To Our Shareholders:

The fiscal year ending July 31, 2020, began with strong returns in the equity markets over the final months of 2019. After hitting all-time highs in February, concerns about the international spread of a novel coronavirus (COVID-19) dominated investor concerns, and by the end of March most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments encouraged investors in April and May; global financial markets rallied sharply amid renewed “risk-on” sentiment but finished shy of their peaks from earlier in the year. Despite tension around a U.S.-China trade deal and ongoing Brexit concerns in late 2019, the lingering effects of COVID-19 demanded plenty of attention from investors.

The Federal Reserve (Fed) cut interest rates three times prior to March. The Fed’s accommodative turn in monetary policy midway through the reporting period included an early conclusion in August to its balance-sheet reduction program that came amid below-target inflation and uncertainty about trade developments. Two off-cycle moves in February brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde succeeded Mario Draghi as ECB President in November. The ECB restarted its asset-purchase program in November with a monthly pace of €20 billion and stated it intends to continue to fully reinvest the principal payments from maturing securities purchased under the program. In response to COVID-19, the ECB announced a new quantitative easing (QE) package in March—the Pandemic Emergency Purchase Programme—amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.3 trillion in 2020.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 2.7% higher against the U.S. dollar, while the Bank of Japan held monetary policy stable and signaled it did not intend to raise rates before 2023. The Chinese yuan finished the fiscal year down 1.1% against the U.S. dollar as trade-related tensions initially drove the exchange rate to an 11-year low in September. The currency rebounded some after confidence grew that a limited U.S.-China trade agreement would be reached; it faltered again as COVID-19 worries grew early in 2020 before rebounding some toward the final two months.

West Texas Intermediate crude-oil prices stayed mostly range-bound over the first half of the reporting period. From January onward, the commodity became a victim of an oil-production impasse between Saudi Arabia and Russia and travel restrictions that sapped usage due to the coronavirus pandemic. Between the high toward the end of 2019 and the April lows, crude-oil prices fell over 80%. Record supply cuts and a pickup in global fuel demand toward the end of the reporting period helped drive a partial price recovery, and oil finished down about 30% for the 12-month period.

Geopolitical Events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: As the outbreak spread from China to other countries, governments issued stay-at-home orders and initiated widespread lockdowns. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. July saw the official infection rate almost double from June to over 18 million cases worldwide, while in the U.S., the total recorded number of COVID-19-related deaths surpassed 150,000 by the end of July—out of about 700,000 total worldwide. Nevertheless, stocks advanced globally almost without exception over the last four months of the period as forward-looking investors attempted to spot sources of encouragement.

At least 68 countries and territories postponed elections between February 21 and July 26, also citing concerns about COVID-19 containment, according to the Wall Street Journal; at least 49 countries and territories committed to holding their elections as scheduled. The U.S. general election is almost certainly going to proceed in early November, as is set by federal law; any delay would require approval by both chambers of the Congress.

Adviser Managed Trust / Annual Report / July 31, 2020	1

LETTER TO SHAREHOLDERS (Unaudited) (Continued)

JULY 31, 2020

The United States-Mexico-Canada trade agreement was ratified by all three countries in December and officially replaced the North American Free Trade Agreement on July 1. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese securities from its retirement plans.

President Trump’s impeachment trial ended with an acquittal by the U.S. Senate in February—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the assumed nominee.

Boris Johnson succeeded Theresa May as prime minister in the U.K. early in the fiscal year but faced sharp resistance from the outset of his tenure; however, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship. Johnson emerged from his personal battle with COVID-19 in April, having been hospitalized in intensive care and temporarily deputizing Foreign Secretary Dominic Raab to fulfil his role while incapacitated.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity, although coronavirus concerns put an end to most large-scale demonstrations. China passed a new national security law for Hong Kong in June, categorizing an array of subversive activities as criminal behavior and carrying sentences as steep as life imprisonment. The ruling also enables Beijing to supervise and intervene in the policing of these activities, as well as the final word on interpreting the law, marking a significant dilution of the “one country, two systems” governance ethos that has defined the relationship since the U.K.’s handoff of Hong Kong to China in 1997.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 2.1% in the third quarter of 2019 as the robust U.S. labor market helped to support the moderate pace of activity and allowed the 10-year economic expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. Gross domestic product (GDP) saw a decline of 5.0% in the first quarter of 2020, the largest drop since the global financial crisis, but reflected just two weeks of lockdowns that began across the country in March. The advance estimate for the second quarter was released at the end of the reporting period and showed the economy had contracted by 32.9%. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping as high as 14.7% in April and settling at 10.2% in the final reading; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.4%, down from 63.0% a year earlier. Average hourly earnings gained 4.8% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

2	Adviser Managed Trust / Annual Report / July 31, 2020

Broad economic activity in the eurozone slowed to its weakest pace since records began in 1995 during the first quarter of 2020; the 13.6% annualized decline wiped away three years of growth in the area. The region officially fell into recession after a 40.3% contraction in the second quarter and far exceeded that in the U.S. as measures imposed to limit the spread of COVID-19 reflected the closing of everything from restaurants to factories. The magnitude and speed of the contraction solidified the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut the Bank Rate to 0.1%, the lowest in the 325-year history of its lending rate, during the fiscal year. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. Following its mid-June meeting, the central bank announced that it would expand its stock of asset purchases to £745 billion. The U.K. economy shrank a record 21.7% seasonally-adjusted at annual rates through the second quarter of 2020.

Japanese GDP contracted 7.2% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; an additional 2.2% decline in the first quarter of 2020 confirmed that Japan had fallen into recession for the first time in over four years. The Bank of Japan expanded monetary stimulus as pandemic pain worsened late in the period. Meanwhile, GDP in China shrank by 6.8% year-on-year and seasonally-adjusted in the first quarter of 2020, its worst pace in several decades, as consumer spending, exports and fixed-asset investments all were affected by the lockdowns in January and early February; a 3.2% gain in the second quarter came as restrictions eased and the country rolled out stimulus measures intended to aid the economy.

Market Developments

The S&P 500 Index finished the fiscal year up 11.96%, despite falling over 30% from its peak on February 19, 2020, to the trough on March 23. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led, while many value stocks underperformed. Commodity-sensitive stocks, particularly those within the energy sector, lagged the most.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 12.03%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff, as investors tended to avoid smaller companies with lesser financial strength, and finished the period down 4.59%.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 1.29% in U.S. dollar terms and was 7.69% lower in euros; the euro finished up 6.31% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, climbed 7.20% in U.S. dollar terms.

The FTSE UK Series All-Share Index was hit hard in the second half of the fiscal year; the index lost 11.84% in U.S. dollar terms over the full reporting period, while it fell 17.76% in sterling.

Emerging-market equities were higher. After gaining 17.84% in the final quarter of the fiscal year, the MSCI Emerging Markets Index (Net) finished the reporting period up 6.55% in U.S. dollar terms. U.S.-China trade news generally drove performance for the first six months; however, a mid-period rally after the U.S. and China agreed to a “phase-one” trade deal in January was wiped out until COVID-19 concerns in China began to decelerate.

Global government bonds outperformed global high-yield bonds as the escalation of COVID-19 hit the bond market’s most economically sensitive sectors the hardest. The global high-yield market, as measured by the ICE BofA Global High Yield Constrained Index, was 3.89% higher during the reporting period, while global government bonds, as measured by the Bloomberg Barclays Global Treasury Index, did better and climbed 7.71%.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. The spread between 2-year and 5-year Treasurys yields inverted early in the reporting period, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates was inverted for only the second time in about 12

Adviser Managed Trust / Annual Report / July 31, 2020	3

LETTER TO SHAREHOLDERS (Unaudited) (Concluded)

JULY 31, 2020

years during the fiscal year, a signal of impending recession to some market watchers that occurred long before any knowledge of the pandemic. The differential reverted during the period and eventually stayed in positive territory from March onward.

Yields for 10-year U.S. government bonds ended the period down 147 basis points at 0.55%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined during the fiscal year to finish down 178 basis points at 0.11%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished down 12.07% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.10% higher during the reporting period.

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 12.44% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year.

Coronavirus concerns and the steep drop in global oil prices led to a declining outlook for economic growth in emerging markets; the JP Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, declined 0.81% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EM debt denominated in external currencies (such as the U.S. dollar), managed a 2.97% gain for the fiscal year.

Our View

Despite mounting infections, hospitalizations and deaths from the pandemic—as well as the unprecedented stoppage of global economic activity—stock markets around the world have managed to mount a resounding comeback.

Our working assumption is that there will likely be another significant wave of infections going into the fall-to-winter flu season. The question is, how disruptive will it be to the global economy?

Even if a sustainable economic recovery gets under way, investors seem to be ignoring the possibility that it may be a long time before most companies achieve previous levels of profitability. The after-tax profit margins of U.S. domestic businesses were already on a declining trend before the onset of the virus and shelter-in-place orders.

Margins around the globe will likely remain well below their previous peaks as long as COVID-19 is a severe health threat. Most businesses, to one degree or another, are expected to endure lower sales, higher costs and a decline in productivity. There also will probably be a deadweight loss for industries needing extra inventory on hand in order to guard against future shortages and supply-chain disruptions caused by periodic flare-ups of the virus. “Just-in-time” inventory management will turn into “just-in-case” inventory management, tying up cash. Supply chains will likely be diversified over time, a process that was already under way as a result of the trade war between China and the U.S.

The extraordinary March-to-April lockdown in the U.S. necessitated fiscal measures unparalleled in both scope and speed of implementation. The result has been a tsunami of red ink. Many investors may wonder whether such a surge in government debt will provoke an economic crisis even after the pandemic runs its course. We don’t think that it will. The U.S. has a large, dynamic economy and deep capital markets.

The policies pursued by the Federal Reserve have also served to keep interest rates low. Its balance sheet has ballooned this year, far exceeding the increases logged by the ECB or the BOJ.

The U.S. certainly is not alone in engaging in a huge fiscal response that is then monetized by the central bank. In our opinion, governments are treating the fight against COVID-19 like they would a war. As many resources as possible are being thrown into the fight, supported by debt issuance that is absorbed primarily by the central banks.

Those who remember the 1970s are understandably worried by the inflationary potential of such extraordinary debt monetization. If it does lead to inflation, it probably won’t be any time soon, in our opinion. Given our view that the economy will remain below full utilization of labor or productive capacity for the next few years, we believe inflation is unlikely to break out of the 0%-to-3% range of much of the past decade.

4	Adviser Managed Trust / Annual Report / July 31, 2020

Investors do not seem too concerned about the speed of Europe’s economic recovery or the impact of the health crisis on countries’ fiscal positions. The bond yields of the most economically-fragile European countries remain close to those of German bund yields, although spreads have widened from pre-pandemic levels. The ECB has been quite successful in short-circuiting the liquidity crisis and flight-to-safety that threatened the euro area’s financial structure.

The COVID-19 crisis has pushed Brexit concerns off the front pages. As the December 31 transition deadline nears, it could become an economic factor nearly as important as a second wave of the virus. The U.K. and EU should probably reach a deal on their trading relationship by at least October 31 to allow time for countries to approve the treaty into law before the end of 2020. Any free-trade agreement would require the U.K. to agree to permanently align its rules and regulations to those of the EU on an array of matters. The U.K. would essentially bear much of the EU membership cost without having a voice at the table that sets the rules. It is becoming increasingly likely that there either will be a modest agreement that includes tariffs, or (in the worst-case scenario) a no-deal result that falls back on the World Trade Organization’s most-favored-nation rules.

While many factors determine equity performance, it has correlated in the emerging-market space with the extent of economic disruption caused by the virus. Asian and central European countries have pulled back the most on their mandates to restrict movement and social interaction. Latin America and India have eased some of those constraints, but not nearly as much as the other two regions. We continue to keep close tabs on China, as it was the first to lock down and first to unlock activity. We expect recovery patterns elsewhere in the world to follow that of China.

Central banks in the emerging world are also doing their part to help restore their economies. Interest rates have come down in almost every country in recent months, to record-low levels in many cases. In addition, a long list of emerging-country central banks—including those with shakier reputations, such as South Africa and Turkey—are either buying or planning to buy their government’s debt. We think this debt-monetization may lead to an inflation problem in the future.

It’s been said many times that bull markets climb a wall of worry. Maybe now they must learn to swim through waves of worry that include:

•          The possibility of a second wave of COVID-19 infections (or, arguably, a continuation of the first wave in some countries) forcing another round of extensive lockdowns and shelter-in-place orders that could lead to a double-dip recession

•          A possible breakdown of political consensus regarding the way forward as economies struggle to regain strength

•          The likelihood that economic recovery will take at least a year, and likely longer—and that few economies are apt to rebound fully to pre-pandemic levels, even if most countries manage to avoid a disruptive second wave of the virus

•          Expectations that companies will face higher costs and increased inefficiencies; taxes will almost certainly rise across many economies in the years ahead; and bankruptcies and defaults will climb as government aid programs end

We believe that an ebb and flow of assorted concerns in the coming months will continue to spark volatility across financial markets. Such periods of instability are expected in any long-term investing plan; as such, we are prepared as always at SEI to navigate the current wave of deep uncertainty.

Sincerely,

William T. Lawrence, CFA

Head & Chief Investment Officer of Traditional Asset Management, SEI

Adviser Managed Trust / Annual Report / July 31, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2020

Tactical Offensive Equity Fund

I. Objective

The investment objective of the Tactical Offensive Equity Fund (the “Fund”) is capital appreciation.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF“s) that are designed to track the performance of the broad equity market. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

When the Fund is an active component of the Adviser Managed Strategy, the Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more indexes that represent broad exposure to the U.S. equity market and issuers located in developed and emerging-market countries outside the U.S. (each an Index, and collectively, the Indexes). The passive strategy is implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SIMC. SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

IV. Return vs. Benchmark

For the full year ended July 31, 2020, the Fund returned 11.82%. The Fund’s benchmark—the S&P 500 Index— returned 11.96%. For the period under review, the Fund was an active part of the Adviser Managed Strategy from August 1, 2019, to March 9, 2020, and from June 4, 2020 to July 31, 2020. In the earlier period, the Fund returned -5.77%, while the benchmark returned -2.09%. In the later period, the Fund returned 4.48%, while the benchmark returned 5.01%.

V. Performance Discussion

During the period of August 1, 2019, to March 10, 2020, the Fund returned -5.77%, while the benchmark returned -2.09%. While the benchmark of the Fund generally tracks large-cap U.S. equities, the Fund also seeks passive exposure to U.S. small caps, as well as stocks in developed and emerging-market countries. During this period, the Fund’s allocation to international equities and U.S. small caps caused it to underperform the benchmark, as U.S. large-cap equities were the best performers in global markets during the period. Large-cap stocks, as measured by the Russell 1000® Index, declined 2.75% during the same time. U.S. mega-cap growth stocks had significant momentum at the start and were able to keep much of that momentum relative to other equities as the COVID-19 pandemic began to spread and markets fell. Additionally, during this early phase of the crisis, some market participants expected that the U.S. would be affected less than Asian or European countries. The Fund’s passive exposure to small-cap stocks during this time detracted. As noted in the shareholder letter, U.S. small caps, as measured by the Russell 2000® Index, lagged and were down 13.48% during the period. This was partially due to the preference for large-cap stocks over small caps within the U.S. as small caps were seen as less likely to survive the economic shutdowns. The Fund’s passive exposure to developed-market stocks outside the U.S. also detracted, as the MSCI EAFE Index (Net), fell 9.42% during the period. During the first five months of the fiscal year, developed markets were affected by the Hong Kong protests, Brexit negotiations, and EU trade talks with the U.S., all of which drove market volatility.

6	Adviser Managed Trust / Annual Report / July 31, 2020

However, the eventual cooling of trade tensions, a conservative sweep in the fall 2019 U.K. election, and positive economic data helped buoy the MSCI EAFE Index through the end of the year. The onset of the COVID-19 pandemic sent developed-market equities lower during the first months of 2020, led by U.K. stocks due to their energy exposure, and Pacific ex-Japan stocks due to their economic exposure to China. The Fund’s passive exposure to emerging-market equities also posed a headwind as the MSCI Emerging Markets Index (Net) returned -5.61% during the first period. Emerging-market stocks had a positive return through the end of 2019, led by semiconductor stocks and the “phase one” trade deal between China and the U.S. However, emerging-market equities also sold off due to the emergence of COVID-19 in 2020, led by Asian equities after the emerging-Asia economies were the first to witness outbreaks.

On March 10, 2020, the Fund ceased to be a part of the Adviser Managed Strategy, as the Financial Advisor provided notice of its intention to redeem all of its clients’ assets from the Fund. Accordingly, the Fund no longer sought passive exposure to the asset classes described above and it immediately began to liquidate all of its assets to raise cash in anticipation of the redemption request. The Financial Advisor submitted the redemption request with respect to all of its clients’ assets on March 13, 2020. The Fund was then invested solely in the SPDR S&P 500 ETF which returned 8.87% through June 4, 2020. The Fund performed in line with the S&P 500 Index its benchmark during this period.

The Fund again became a part of the Adviser Managed Strategy on June 4, 2020 when the Financial Adviser reallocated client assets to the Fund. The Fund remained a part of the Adviser Managed Strategy, with additional material purchases into the Fund, through the remainder of the reporting period ending July 31, 2020. During this second period, the Fund returned 4.48%, while the benchmark returned 5.01%. During this time, the Fund underperformed its benchmark and was challenged by its allocation to developed-market equities. The Russell 1000® Index was up slightly during this period, as U.S. large caps, led by mega-cap growth stocks, reported better-than-expected earnings. The effect of this positive news was mitigated by a continued increase in COVID-19 cases in the U.S. and concerns around the current valuation levels of growth stocks within the universe. The Fund’s passive exposure to small caps was beneficial during this time; the Russell 2000® Index outperformed U.S. large caps as the gradual reopening of the economy supported the “risk-on” rally. The Fund’s passive exposure to developed-market equities detracted, as the MSCI EAFE Index was slightly lower during the period; developed-market equities struggled to perform well during this time, despite global stimulus measures, due to the uncertain timeline around a medical solution to the pandemic and a new rise in U.S.-China trade tensions. The Fund also experienced tracking error against the above mentioned indexes to which it seeks passive exposures. This was due to the implementation costs associated with reinvesting into the market over the course of the period.

AVERAGE ANNUAL TOTAL RETURN 1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Equity Fund, Class A	11.82%[5]	9.50%[4,5]	8.85%[3,4,5]	10.01%[2,3,4,5]
S&P 500 Index	11.96%	12.01%	11.49%	12.40%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Equity Fund, Class A, versus the S&P 500 Index.

1

For the year ended July 31, 2020. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

2	The Fund was not an active component of the Adviser Managed Strategy for the period of August 6, 2011 through January 25, 2012.

Adviser Managed Trust / Annual Report / July 31, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2020

Tactical Offensive Equity Fund (Concluded)

3	The Fund was not an active component of the Adviser Managed Strategy for the period of August 28, 2015 through April 14, 2016.

4	The Fund was not an active component of the Adviser Managed Strategy for the period of December 18, 2018 through March 24, 2019.

5	The Fund was not an active component of the Adviser Managed Strategy for the period of March 10, 2020 through June 3, 2020.

8	Adviser Managed Trust / Annual Report / July 31, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2020

Tactical Offensive Fixed Income Fund

I. Objective

The investment objective of the Tactical Offensive Fixed Income Fund (the “Fund”) is total return.

II. Adviser Managed Strategy Component

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Fund. The Fund may not be purchased by any other investor. The Fund is designed to be a component of a broader strategy employed by a third party investment manager (Financial Adviser) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Fund, the Tactical Offensive Equity Fund and a money market fund affiliated with the Fund, depending on the Financial Adviser’s evaluation of current market conditions (Adviser Managed Strategy). The Financial Adviser is not the adviser to the Fund and is not affiliated with SEI Investments Management Corporation (SIMC), the adviser to the Fund.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the other funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion of or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause the Fund to liquidate a substantial portion of or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy. When the Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal. The Fund could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Fund. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in the Fund when the Fund is not an active component of the Adviser Managed Strategy.

III. Investment Approach

When the Fund is an active component of the Adviser Managed Strategy, the Fund employs a passive strategy designed to track, before fees and expenses, the performance of one or more U.S. Investment Grade

Indexes (each an Index, and collectively, the Indexes) implemented by SSGA Funds Management, Inc., as sub-advisor under the general supervision of SEI Investments Management Corporation (SIMC). In addition, SIMC directly manages a portion of the Fund’s assets to invest in a portfolio of securities designed to track, before fees and expenses, the performance of one or more Foreign Sovereign Debt Indexes. Prior to a change in the Fund’s allocation and investment strategy during the reporting period, SSGA also implemented a strategy designed to track, before fees and expenses, the performance of High Yield and Emerging Market Fixed Income Indexes. SIMC may adjust the Fund’s allocation of assets among the Indexes over time on the basis of its long-term capital market assumptions.

IV. Return vs. Benchmark

For the full year ended July 31, 2020, the Fund returned -1.79%. The Fund’s benchmark—the Bloomberg Barclays US Aggregate Bond Index—returned 10.12%. For the period under review, the Fund was an active part of the Adviser Managed Strategy from August 1, 2019, to March 18, 2020, and from June 17, 2020 to July 31, 2020. In the earlier period, the Fund returned -2.23%, while the benchmark returned 1.60%. In the later period, the Fund returned 1.53%, while the benchmark returned 1.89%.

V. Performance Discussion

During the period of August 1, 2019, to March 19, 2020, the Fund returned -2.23%, while the benchmark returned 1.60%. The Fund sought passive exposure to U.S. investment-grade fixed income—primarily a diversified mix of U.S. dollar-denominated fixed-income securities, which included U.S. government, corporate and securitized assets—which was in line with the Fund’s benchmark. The Fund’s passive exposure to G7 ex-U.S. debt, however, detracted from relative performance as initial fears of a worldwide recession spread. From August through January, spread sectors outperformed as global interest rates and inflation both remained low, an environment that supported spread sectors. The COVID-19 virus spread at an accelerating rate through the first quarter of 2020; in order to combat the health implications, the U.S. induced widespread shutdowns in March. As noted in the shareholder letter, the halt to economic activity drove significant bouts of illiquidity in financial markets, as well as mass unemployment for consumers and challenging fundamentals for businesses. Credit spreads across the globe widened significantly, especially in March, leading to sizeable underperformance relative to comparable Treasurys. The Federal Reserve (Fed) reacted in an unprecedented

Adviser Managed Trust / Annual Report / July 31, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

JULY 31, 2020

Tactical Offensive Fixed Income Fund (Concluded)

manner by moving rates to zero; the Fed also initiated its asset purchase program of Treasury and agency mortgage securities in an unlimited amount in order to restore proper market functioning and created numerous lending facilities designed to support market liquidity. Although the Fund subsequently changed its allocation and investment strategy, it sought passive exposure to high-yield and emerging-market debt during this period. These exposures detracted from performance relative to the Fund benchmark, especially during March, as investors flocked to perceived safe-haven assets in response to the pandemic. During this period, the Financial Adviser redeemed a substantial amount of its client’s assets from the Fund. This contributed to tracking error against the above-mentioned indexes to which the Fund seeks passive exposure as the Fund liquidated holdings to meet the redemption request.

On March 19, 2020, the Fund ceased to be a part of the Adviser Managed Strategy, as the Financial Advisor provided notice of its intention to redeem all of its clients’ assets from the Fund. Accordingly, the Fund no longer sought passive exposure to the asset classes described above and it immediately began to liquidate all of its assets to raise cash in anticipation of the redemption request. The Financial Advisor submitted the redemption request with respect to all of its clients’ assets on April 13, 2020. The Fund was then invested solely in cash through June 16, 2020.

The Fund again became a part of the Adviser Managed Strategy on June 17, 2020 when the Financial Adviser reallocated client assets to the Fund. The Fund remained a part of the Adviser Managed Strategy, with additional material purchases into the Fund, through the remainder of the reporting period ending July 31, 2020.

During this second period, the Fund returned 1.53%, while the benchmark returned 1.89%. The Fund did not allocate to high-yield securities or emerging-market debt. Its allocation to international investment-grade bonds detracted as U.S. investment-grade bonds slightly outperformed. For the period, interest rates continued to fall globally, especially as central banks attempted to counter the adverse effects of economic lockdowns in response to COVID-19. The Fund also experienced tracking error against the above mentioned indexes to which it seeks passive exposures. This was due to the implementation costs associated with reinvesting into the market over the course of the period.

The Fund used foreign-exchange currency forwards to hedge currency exposure to sovereign bonds. The associated derivatives did not have a material impact on overall Fund performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Tactical Offensive Fixed Income Fund, Class A‡	(1.79)%[2]	1.75%[2]	2.34%[2]	2.86%[2]
Bloomberq Barclays U.S. Aqqreqate Bond Index	10.12%	5.69%	4.47%	4.07%

Comparison of Change in the Value of a $10,000 Investment in the Tactical Offensive Fixed Income Fund, Class A, versus the Bloomberg Barclays U.S. Aggregate Bond Index.

[1]

For the year ended July 31, 2020. Past performance is no indication of future performance. Prior to October 1, 2014, the Fund’s investment approach was an “active” investment strategy where an investment manager would buy and sell securities based on its own economic, financial, and market analysis. On October 1, 2014, SIMC implemented a “passive” investment strategy which seeks to track an index return. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Shares of the Fund were offered beginning February 25, 2011.

[2]	The Fund was not an active component of the Adviser Managed Strategy for the period of March 19, 2020 through June 16, 2020.

‡

Prior to March 20, 2020, the Fund also materially invested in non-investment grade fixed income securities and fixed income securities of issuers located in emerging markets as part of its principal investment strategies.

10	Adviser Managed Trust / Annual Report / July 31, 2020

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Equity Fund

†Percentages are based on total investments.

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 93.9%

Australia — 0.7%
Other Securities ‡	0.7%		$3,952

Austria — 0.0%
Other Securities	0.0		94

Belgium — 0.1%
Other Securities	0.1		518

China — 0.0%
Other Securities (A)	0.0		42

Denmark — 0.2%
Other Securities	0.2		1,436

Finland — 0.1%
Other Securities	0.1		589

France — 1.0%
Other Securities ‡	1.0		6,016

Germany — 0.9%
Other Securities	0.9		5,135

Greece — 0.0%
Other Securities (A)	0.0		—

Hong Kong — 0.3%
Other Securities ‡(A)	0.3		1,784

Ireland — 0.6%
Accenture PLC, Cl A	0.4	10,747	2,416
Other Securities	0.2		1,497

			3,913

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

Israel — 0.1%
Other Securities	0.1%		$351

Italy — 0.2%
Other Securities	0.2		1,300

Japan — 2.3%
Other Securities ‡	2.3		14,053

Luxembourg — 0.0%
Other Securities	0.0		23

Netherlands — 0.5%
Other Securities‡	0.5		3,265

New Zealand — 0.0%
Other Securities	0.0		193

Norway — 0.1%
Other Securities	0.1		319

Panama — 0.0%
Other Securities	0.0		21

Portugal — 0.0%
Other Securities	0.0		96

Singapore — 0.1%
Other Securities ‡	0.1		705

South Korea — 0.0%
Other Securities	0.0		1

Spain — 0.2%
Other Securities	0.2		1,308

Sweden — 0.3%
Other Securities	0.3		1,880

Switzerland — 1.0%
Other Securities	1.0		6,015

United Kingdom — 1.2%
Other Securities ‡	1.2		7,410

United States — 84.0%
Abbott Laboratories	0.5	29,300	2,949
AbbVie Inc	0.5	29,800	2,828
Adobe Inc *	0.6	8,107	3,602
Alphabet Inc, CI A *	1.3	5,088	7,571
Alphabet Inc, CI C *	1.2	5,059	7,502
Amazon.com Inc *	3.8	7,191	22,757

Adviser Managed Trust / Annual Report / July 31, 2020	11

SUMMARY SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Equity Fund (Concluded)

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Amgen Inc	0.4%	9,991	$2,445
Apple	4.9	69,216	29,420
AT&T Inc	0.6	120,766	3,572
Bank of America Corp	0.6	131,000	3,259
Berkshire Hathaway Inc, Cl B *	1.1	33,009	6,462
Bristol-Myers Squibb Co	0.4	38,300	2,247
Broadcom Inc	0.3	6,656	2,108
Chevron Corp	0.5	31,700	2,661
Cisco Systems Inc	0.6	71,947	3,389
Coca-Cola	0.5	65,426	3,091
Comcast Corp, Cl A	0.6	76,700	3,283
Costco Wholesale Corp	0.4	7,517	2,447
Danaher Corp	0.4	10,564	2,153
Eli Lilly	0.4	14,300	2,149
Exxon Mobil Corp	0.5	71,672	3,016
Facebook Inc, CI A *	1.7	40,706	10,326
Home Depot	0.8	18,230	4,840
Intel Corp	0.6	71,725	3,423
Johnson & Johnson	1.1	44,623	6,504
JPMorgan Chase & Co	0.8	51,270	4,955
Linde	0.4	8,929	2,189
Mastercard Inc, Cl A	0.8	14,930	4,606
McDonald’s	0.4	12,647	2,457
Medtronic PLC	0.4	22,700	2,190
Merck & Co Inc	0.6	42,800	3,434
Microsoft Corp	4.3	126,792	25,994
Netflix Inc *	0.6	7,200	3,520
NextEra Energy	0.4	8,268	2,321
NVIDIA Corp	0.7	10,000	4,246
PayPal Holdings *	0.6	19,851	3,892
PepsiCo Inc	0.5	23,514	3,237
Pfizer Inc	0.6	94,167	3,624
Philip Morris International	0.3	26,300	2,020
Procter & Gamble Co/The	0.9	41,224	5,405
QUALCOMM Inc	0.3	19,104	2,018
salesforce.com Inc *	0.5	14,700	2,864
Tesla Inc *	0.6	2,478	3,545
Thermo Fisher Scientific	0.5	6,679	2,765
UnitedHealth Group Inc	0.8	15,961	4,833
Verizon Communications Inc	0.7	70,180	4,034
Visa Inc, CIA	0.9	28,620	5,449
Walmart Inc	0.5	23,631	3,058
Walt Disney Co/The	0.6	30,600	3,578
Other Securities ‡(B)	42.0		260,657

			510,895

Total Common Stock (Cost $548,588) ($ Thousands)			571,314

PREFERRED STOCK — 0.1%

Germany — 0.1%
Other Securities	0.1		315

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Total Preferred Stock (Cost $316) ($ Thousands)			$315

Exchange Traded Fund — 0.0%

United States — 0.0%
Other Securities	0.0%		245

Total Exchange Traded Fund (Cost $100) ($ Thousands)			245

RIGHTS — 0.0%

Portugal — 0.0%
Other Securities	0.0		1

Spain — 0.0%
Other Securities	0.0		5

United States — 0.0%
Other Securities	0.0		—

Total Rights (Cost $-) ($ Thousands)			6

CORPORATE OBLIGATION — 0.0%

United States — 0.0%
Other Securities	0.0		—

Total Corporate Obligation (Cost $-) ($ Thousands)			—

WARRANTS — 0.0%

United States — 0.0%
Other Securities (A)	0.0		—

Total Warrants (Cost $-) ($ Thousands)			—

Total Investments — 94.0% (Cost $549,004)($ Thousands)			$571,880

12	Adviser Managed Trust / Annual Report / July 31, 2020

A list of the open futures contracts held by the Fund at July 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)

MSCI EAFE Index	16	Sep-2020	$1,462	$1,451	$(11)
Russell 2000 Index E-MINI	291	Sep-2020	20,550	21,502	952
S&P 500 Index E-MINI	75	Sep-2020	11,750	12,238	488
S&P Mid Cap 400 lndex E-MINI	6	Sep-2020	1,058	1,116	58

			$34,820	$36,307	$1,487

For the year ended July 31, 2020, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $608,256 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

(A)	Level 3 security in accordance with the fair value hierarchy..

(B)	Security is a Master Limited Partnership. At July 31, 2020, such securities amounted to $50 ($ Thousands), or 0.0% of Net Assets (See Note 2).

Cl — Class

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of July 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Common Stock	571,309	5	–(2)	571,314
Preferred Stock	315	–	–	315
Exchange-Traded Fund	245	–	–	245
Rights	6	–	–(2)	6
Corporate Obligation	–	–	–(2)	–
Warrants	–	–	–	–

Total Investments in Securities	571,875	5	–	571,880

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	1,498	–	–	1,498
Unrealized Depreciation	(11)	–	–	(11)

Total Other Financial Instruments	1,487	–	–	1,487

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2) This category includes securities with a value of $0.

For the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2020 ($ Thousands):

Security Description	Value 7/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, CI F	$ —	$ 2,072,588	$ (2,072,588)	$ —	$ —	$ —	—	$ 218	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2020	13

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 34.8%
U.S. Treasury Bonds
4.250%, 05/15/2039	$1,000	$1,584
3.625%, 02/15/2044	8,000	12,167
3.375%, 11/15/2048	8,000	12,264
3.125%, 05/15/2048	2,500	3,658
3.000%, 02/15/2047	2,500	3,550
3.000%, 02/15/2048	8,000	11,442
3.000%, 02/15/2049	2,500	3,607
2.875%, 05/15/2043	2,500	3,396
2.750%, 08/15/2042	5,000	6,659
2.750%, 11/15/2042	2,000	2,662
2.500%, 02/15/2045	2,500	3,217
2.500%, 02/15/2046	8,000	10,349
2.375%,11/15/2049	9,000	11,647
2.000%, 02/15/2050	1,800	2,163
1.125%, 05/15/2040	15,000	15,397
U.S. Treasury Notes
3.125%, 11/15/2028	10,000	12,164
2.875%, 10/15/2021	5,000	5,165
2.875%, 09/30/2023	20,000	21,731
2.750%, 11/15/2023	5,000	5,428
2.625%, 01/31/2026	5,000	5,641
2.625%, 02/15/2029	2,000	2,359
2.500%, 08/15/2023	5,000	5,359
2.500%, 01/31/2024	20,000	21,638
2.500%, 05/15/2024	20,000	21,767
2.375%, 08/15/2024	5,000	5,442
2.375%, 05/15/2027	3,000	3,402
2.250%, 04/15/2022	2,000	2,072
2.250%, 11/15/2024	5,000	5,440
2.250%, 11/15/2025	15,000	16,568
2.250%, 08/15/2027	2,000	2,258
2.125%, 03/31/2024	5,000	5,360
2.125%, 05/15/2025	5,000	5,455
2.000%, 02/15/2022	5,000	5,143
2.000%,10/31/2022	5,000	5,211
2.000%,11/30/2022	10,000	10,437
2.000%, 02/15/2025	5,000	5,407
2.000%, 08/15/2025	10,000	10,882
2.000%,11/15/2026	10,000	11,030
1.750%, 05/15/2023	20,000	20,909
1.625%, 12/31/2021	3,500	3,574
1.625%, 05/15/2026	10,000	10,760

Description	Face Amount (Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (continued)
1.625%, 11/30/2026	$2,500	$2,700
1.625%, 08/15/2029	10,000	10,998
1.500%, 08/31/2021	5,000	5,074
1.500%, 09/30/2021	5,000	5,079
1.500%,10/31/2021	20,000	20,336
1.500%, 08/15/2022	5,000	5,141
1.500%, 08/15/2026	3,000	3,211
1.500%, 01/31/2027	10,000	10,733
1.500%, 02/15/2030	2,400	2,619
1.375%, 02/15/2023	20,000	20,636
1.125%, 02/28/2025	15,000	15,638
0.625%, 05/15/2030	8,000	8,066
0.500%, 03/15/2023	8,000	8,080
0.250%, 06/15/2023	3,000	3,011
0.250%, 05/31/2025	20,000	20,045
0.125%, 05/31/2022	20,000	20,002
0.125%, 06/30/2022	20,000	20,001

Total U.S. Treasury Obligations (Cost $509,937) ($ Thousands)		515,734

CORPORATE OBLIGATIONS — 28.7%

Communication Services — 2.6%
America Movil
4.375%, 04/22/2049	500	662
2.875%, 05/07/2030	500	544
AT&T
4.850%, 03/01/2039	3,000	3,747
3.650%, 06/01/2051	800	877
3.500%, 06/01/2041	600	651
3.500%, 02/01/2061	135	140
3.300%, 02/01/2052	120	124
3.100%, 02/01/2043	200	206
2.750%, 06/01/2031	500	535
2.300%, 06/01/2027	300	318
2.250%, 02/01/2032	165	169
1.650%, 02/01/2028	35	36
Charter Communications Operating LLC
4.908%, 07/23/2025	300	348
3.700%, 04/01/2051	1,000	1,049
2.800%, 04/01/2031	1,000	1,049
Comcast
3.950%, 10/15/2025	1,000	1,159
3.750%, 04/01/2040	500	623
3.250%, 11/01/2039	500	589
3.100%, 04/01/2025	1,000	1,109
2.800%, 01/15/2051	300	325
1.950%, 01/15/2031	800	836
Discovery communications
4.650%, 05/15/2050	800	960
3.625%, 05/15/2030	300	333

14	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Fox
5.576%, 01/25/2049	$300	$438
5.476%, 01/25/2039	1,000	1,382
4.709%, 01/25/2029	300	366
Rogers Communications
4.350%, 05/01/2049	1,000	1,314
3.700%, 11/15/2049	500	593
Telefonica Emisiones
5.520%, 03/01/2049	1,000	1,351
T-Mobile USA
4.500%, 04/15/2050 (A)	1,000	1,248
4.375%, 04/15/2040 (A)	1,000	1,221
3.500%, 04/15/2025 (A)	800	882
2.550%, 02/15/2031 (A)	1,030	1,070
2.050%, 02/15/2028 (A)	35	36
1.500%, 02/15/2026 (A)	550	558
Verizon Communications
4.812%, 03/15/2039	2,000	2,738
4.672%, 03/15/2055	500	734
4.000%, 03/22/2050	800	1,065
3.000%, 03/22/2027	300	338
ViacomCBS
4.950%, 01/15/2031	300	361
4.950%, 05/19/2050	300	362
4.750%, 05/15/2025	300	345
4.200%, 05/19/2032	800	922
Walt Disney
6.650%, 11/15/2037	500	773
4.700%, 03/23/2050	1,000	1,380
4.625%, 03/23/2040	200	262
3.500%, 05/13/2040	1,000	1,149
3.350%, 03/24/2025	800	894
2.650%, 01/13/2031	500	544
1.750%, 01/13/2026	500	523

		39,238

Consumer Discretionary — 2.0%
Amazon.com
1.500%, 06/03/2030	1,000	1,035
0.800%, 06/03/2025	500	507
0.400%, 06/03/2023	1,000	1,005
American Honda Finance MTN
1.200%, 07/08/2025	700	710
0.875%, 07/07/2023	1,135	1,145
AutoZone
3.625%, 04/15/2025	500	563
BAT Capital
4.700%, 04/02/2027	300	350
Booking Holdings
4.100%, 04/13/2025	300	341
Choice Hotels International
3.700%, 01/15/2031	605	627

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Diageo Capital
2.000%, 04/29/2030	$500	$533
1.375%, 09/29/2025	300	310
Dollar General
4.125%, 04/03/2050	300	379
DR Horton
2.600%, 10/15/2025	500	534
eBay
2.700%, 03/11/2030	500	540
Expedia Group
4.625%, 08/01/2027 (A)	615	632
3.600%, 12/15/2023 (A)	565	572
General Motors
6.800%, 10/01/2027	500	609
6.125%, 10/01/2025	1,000	1,169
5.400%, 10/02/2023	1,000	1,102
General Motors Financial
5.200%, 03/20/2023	1,000	1,088
3.600%, 06/21/2030	50	51
2.750%, 06/20/2025	550	568
Home Depot
3.300%, 04/15/2040	300	359
2.700%, 04/15/2030	800	906
Lowe’s
5.125%, 04/15/2050	500	727
5.000%, 04/15/2040	500	683
4.550%, 04/05/2049	500	671
Marriott International
4.625%, 06/15/2030	300	322
McDonald’s MTN
4.200%, 04/01/2050	500	639
3.625%, 09/01/2049	500	593
3.600%, 07/01/2030	500	586
2.125%, 03/01/2030	500	525
NIKE
2.850%, 03/27/2030	500	568
RELX Capital
3.000%, 05/22/2030	700	777
Ross Stores
5.450%, 04/15/2050	300	406
Sands China
3.800%, 01/08/2026 (A)	500	520
Starbucks
4.450%, 08/15/2049	500	655
3.500%, 11/15/2050	300	341
2.550%, 11/15/2030	500	536
2.250%, 03/12/2030	500	521
Target
2.650%, 09/15/2030	300	338
2.250%, 04/15/2025	500	538
Toyota Motor Credit MTN
3.375%, 04/01/2030	500	593

Adviser Managed Trust / Annual Report / July 31, 2020	15

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.000%, 04/01/2025	$300	$331
1.800%, 02/13/2025	500	523
1.350%, 08/25/2023	300	308
1.150%, 05/26/2022	300	304
Trustees of the University of Pennsylvania
2.396%, 10/01/2050	180	191
VF
2.950%, 04/23/2030	500	551
2.800%, 04/23/2027	500	539
2.400%, 04/23/2025	500	532

		29,453

Consumer Staples — 1.6%
Altria Group
5.800%, 02/14/2039	1,000	1,310
4.450%, 05/06/2050	300	356
Anheuser-Busch InBev Worldwide
5.800%, 01/23/2059	500	748
5.450%, 01/23/2039	1,000	1,314
4.500%, 06/01/2050	1,000	1,264
4.350%, 06/01/2040	800	965
Campbell Soup
2.375%, 04/24/2030	500	530
Clorox
1.800%, 05/15/2030	500	521
Coca-Cola
4.200%, 03/25/2050	1,000	1,404
2.950%, 03/25/2025	300	334
1.650%, 06/01/2030	1,000	1,047
1.450%, 06/01/2027	500	519
Conagra Brands
4.600%, 11/01/2025	500	584
Constellation Brands
2.875%, 05/01/2030	500	545
Costco Wholesale
1.750%, 04/20/2032	1,000	1,047
1.600%, 04/20/2030	500	518
Estee Lauder
2.600%, 04/15/2030	500	556
General Mills
2.875%, 04/15/2030	500	560
Hershey
2.650%, 06/01/2050	500	553
Hormel Foods
1.800%, 06/11/2030	500	525
Ingredion
3.900%, 06/01/2050	200	243
Kroger
3.950%, 01/15/2050	500	619
McCormick
2.500%, 04/15/2030	500	545

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Mondelez International
2.750%, 04/13/2030	$500	$555
0.625%, 07/01/2022	1,070	1,075
PepsiCo
2.750%, 03/19/2030	500	571
2.250%, 03/19/2025	1,000	1,077
1.625%, 05/01/2030	500	523
0.750%, 05/01/2023	800	811
Philip Morris International
1.125%, 05/01/2023	500	509
Procter & Gamble
3.000%, 03/25/2030	500	590
2.450%, 03/25/2025	800	871
Sysco
5.650%, 04/01/2025	300	355
Walgreens Boots Alliance
4.100%, 04/15/2050	500	520
Walmart
3.400%, 06/26/2023	300	326

		24,390

Energy — 2.3%
BP Capital Markets America
3.796%, 09/21/2025	500	569
3.633%, 04/06/2030	300	347
3.543%, 04/06/2027	500	568
3.194%, 04/06/2025	500	548
Canadian Natural Resources
2.950%, 07/15/2030	500	511
2.050%, 07/15/2025	1,000	1,017
Chevron
2.978%, 05/11/2040	500	569
2.236%, 05/11/2030	500	540
1.995%, 05/11/2027	500	535
1.554%, 05/11/2025	800	834
1.141%, 05/11/2023	1,000	1,022
Diamondback Energy
4.750%, 05/31/2025	500	544
Ecopetrol
6.875%, 04/29/2030	500	603
5.875%, 05/28/2045	1,000	1,144
Energy Transfer Operating LP
6.250%, 04/15/2049	1,000	1,074
4.750%, 01/15/2026	500	543
2.900%, 05/15/2025	1,000	1,013
Enterprise Products Operating LLC
3.700%, 01/31/2051	1,000	1,078
2.800%, 01/31/2030	1,000	1,074
Equinor
3.700%, 04/06/2050	2,000	2,466
3.625%, 04/06/2040	200	241

16	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Exxon Mobil
4.327%, 03/19/2050	$1,300	$1,745
4.227%, 03/19/2040	500	641
3.482%, 03/19/2030	300	352
2.992%, 03/19/2025	1,000	1,100
2.610%, 10/15/2030	800	884
1.571%, 04/15/2023	500	515
Kinder Morgan
5.550%, 06/01/2045	1,000	1,295
3.250%, 08/01/2050	145	143
2.000%, 02/15/2031	140	139
Magellan Midstream Partners
3.250%, 06/01/2030	500	545
Marathon Petroleum
4.700%, 05/01/2025	500	568
MPLX
5.200%,12/01/2047	300	329
4.250%, 12/01/2027	500	543
ONEOK
7.150%, 01/15/2051	500	619
6.350%, 01/15/2031	500	583
5.850%, 01/15/2026	800	911
4.500%, 03/15/2050	500	456
2.200%, 09/15/2025	300	294
Phillips 66
3.850%, 04/09/2025	500	561
2.150%, 12/15/2030	500	496
Sabine Pass Liquefaction
4.500%, 05/15/2030 (A)	500	577
Shell International Finance BV
3.250%, 04/06/2050	300	339
2.750%, 04/06/2030	300	334
2.375%, 04/06/2025	500	537
Suncor Energy
3.100%, 05/15/2025	500	543
Total Capital International
3.127%, 05/29/2050	300	338
TransCanada PipeLines
4.100%, 04/15/2030	300	354
Valero Energy
2.700%, 04/15/2023	500	521
Williams
3.500%,11/15/2030	800	884

		33,986

Financials — 9.5%
African Development Bank
0.750%, 04/03/2023	500	507
0.500%, 04/22/2022	1,000	1,005
American Express
3.700%, 08/03/2023	1,000	1,090
3.400%, 02/22/2024	1,000	1,093

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.500%, 07/30/2024	$500	$536
American Financial Group
5.250%, 04/02/2030	300	364
American International Group
4.375%, 06/30/2050	200	245
3.400%, 06/30/2030	500	560
2.500%, 06/30/2025	300	321
Aon
2.800%, 05/15/2030	800	877
2.200%, 11/15/2022	300	312
Arch Capital Group
3.635%, 06/30/2050	35	40
Asian Development Bank
1.625%, 01/24/2023	1,000	1,034
0.625%, 04/29/2025	1,000	1,012
Asian Development Bank MTN
1.875%, 07/19/2022	1,000	1,032
1.875%, 01/24/2030	500	552
0.250%, 07/14/2023	45	45
Athene Holding
6.150%, 04/03/2030	300	358
Banco Santander
3.490%, 05/28/2030	500	553
2.746%, 05/28/2025	200	211
Bancolombia
3.000%, 01/29/2025	300	298
Bank of America
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	1,300	1,394
Bank of America MTN
4.100%, 07/24/2023	1,000	1,105
4.083%, 03/20/2051 (B)	1,200	1,559
4.078%, VAR ICE LIBOR USD 3 Month+1.320%, 04/23/2040	700	879
2.884%, VAR ICE LIBOR USD 3 Month+1.190%, 10/22/2030	1,000	1,100
2.676%, VAR United States Secured Overnight Financing Rate+1.930%, 06/19/2041	500	532
2.015%,VAR ICE LIBOR USD 3 Month+0.640%, 02/13/2026	500	522
1.898%, VAR United States Secured Overnight Financing Rate+1.530%, 07/23/2031	200	203
1.486%, VAR United States Secured Overnight Financing Rate+1.460%, 05/19/2024	800	819
1.319%, VAR United States Secured Overnight Financing Rate+1.150%, 06/19/2026	500	506
Bank of Montreal MTN
3.300%, 02/05/2024	1,000	1,092

Adviser Managed Trust / Annual Report / July 31, 2020	17

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
1.850%, 05/01/2025	$300	$316
Bank of New York Mellon MTN
2.100%, 10/24/2024	1,000	1,063
1.600%, 04/24/2025	300	314
Bank of Nova Scotia
3.400%, 02/11/2024	1,000	1,093
2.200%, 02/03/2025	300	319
1.950%, 02/01/2023	300	310
1.625%, 05/01/2023	300	309
Barclays
2.852%, VAR ICE LIBOR USD 3 Month+2.452%, 05/07/2026	300	318
2.645%, VAR US Trees Yield Curve Rate T Note Cost Mat1Yr+1.900%, 06/24/2031	800	821
1.700%, 05/12/2022	1,000	1,020
BlackRock
1.900%, 01/28/2031	800	849
Brighthouse Financial
5.625%, 05/15/2030	300	345
4.700%, 06/22/2047	1,000	983
3.700%, 06/22/2027	1,000	1,042
Brookfield Finance
4.850%, 03/29/2029	200	240
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023	1,000	1,093
0.950%, 06/23/2023	1,000	1,010
Capital One Financial
3.800%, 01/31/2028	1,000	1,127
2.600%, 05/11/2023	300	315
Charles Schwab
4.200%, 03/24/2025	500	578
Citigroup
8.125%, 07/15/2039	200	362
5.316%, VAR United States Secured Overnight Financing Rate+4.548%, 03/26/2041	1,200	1,731
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	800	975
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	800	870
2.976%, VAR United States Secured Overnight Financing Rate+1.422%, 11/05/2030	1,000	1,095
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	800	851
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	800	823

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Citizens Bank
2.250%, 04/28/2025	$500	$531
Citizens Financial Group
3.250%, 04/30/2030	500	567
Cooperatieve Rabobank
4.625%, 12/01/2023	1,000	1,108
Council of Europe Development Bank
1.375%, 02/27/2025	500	523
Credit Suisse NY
2.950%, 04/09/2025	800	878
2.800%, 04/08/2022	500	520
1.000%, 05/05/2023	500	506
Deutsche Bank NY
3.961%, VAR United States Secured Overnight Financing Rate+2.581%, 11/26/2025	1,000	1,067
Equitable Holdings
5.000%, 04/20/2048	500	630
4.350%, 04/20/2028	500	578
European Bank for Reconstruction & Development MTN
0.250%, 07/10/2023	1,200	1,202
European Investment Bank
2.250%, 03/15/2022	2,000	2,065
1.375%, 05/15/2023	1,000	1,033
0.875%, 05/17/2030	500	507
0.625%, 07/25/2025	1,000	1,014
Fairfax Financial Holdings
4.625%, 04/29/2030 (A)	300	335
Goldman Sachs Group
5.150%, 05/22/2045	1,000	1,386
3.625%, 02/20/2024	1,500	1,642
3.500%, 04/01/2025	1,500	1,662
2.350%, 11/15/2021	500	503
HSBC Holdings
4.950%, 03/31/2030	500	612
3.803%, VAR ICE LIB0R USD 3 Month+1.211%, 03/11/2025	1,500	1,621
2.848%, VAR United States Secured Overnight Financing Rate+2.387%, 06/04/2031	1,000	1,051
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/2026	300	307
ING Groep
3.550%, 04/09/2024	500	548
Inter-American Development Bank
0.625%, 07/15/2025	1,000	1,009
0.500%, 05/24/2023	400	403
Intercontinental Exchange
3.000%, 06/15/2050	200	230

18	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
International Bank for Reconstruction & Development
2.500%, 07/29/2025	$2,000	$2,212
1.625%, 02/10/2022	2,500	2,553
0.875%, 05/14/2030	500	507
0.625%, 04/22/2025	1,000	1,013
International Finance MTN
0.375%, 07/16/2025	145	145
Jefferies Group
5.125%, 01/20/2023	1,000	1,091
JPMorgan Chase
4.493%, VAR United States Secured Overnight Financing Rate+3.790%, 03/24/2031	500	619
3.109%, 04/22/2051 (B)	1,300	1,474
3.109%, VAR United States Secured Overnight Financing Rate+2.460%, 04/22/2041	1,200	1,361
2.956%, VAR United States Secured Overnight Financing Rate+2.515%, 05/13/2031	300	327
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	1,300	1,402
2.182%, VAR United States Secured Overnight Financing Rate+1.890%, 06/01/2028	300	315
2.005%, VAR United States Secured Overnight Financing Rate+1.585%, 03/13/2026	2,000	2,087
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	800	819
KeyBank
1.250%, 03/10/2023	300	306
Korea Development Bank
3.375%, 03/12/2023	760	810
Kreditanstalt fuer Wiederaufbau
2.625%, 02/28/2024	1,500	1,627
2.375%, 12/29/2022	1,000	1,052
1.625%, 02/15/2023	1,500	1,554
Kreditanstalt fuer Wiederaufbau MTN
3.125%,12/15/2021	1,000	1,040
Landwirtschaftliche Rentenbank
0.500%, 05/27/2025	1,500	1,509
Lloyds Banking Group
4.050%, 08/16/2023	500	547
3.900%, 03/12/2024	1,000	1,104
Manulife Financial
2.484%, 05/19/2027	300	317
Marsh & McLennan
3.875%, 03/15/2024	1,000	1,112
2.250%, 11/15/2030	500	536

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
MetLife
4.550%, 03/23/2030	$200	$257
Mitsubishi UFJ Financial Group
3.751%, 07/18/2039	500	598
3.407%, 03/07/2024	1,000	1,088
2.801%, 07/18/2024	500	536
2.193%, 02/25/2025	500	526
Mizuho Financial Group
2.226%, VAR ICE LIBOR USD 3 Month+0.830%, 05/25/2026	300	312
1.241%, VAR ICE LIBOR USD 3 Month+0.990%, 07/10/2024	1,000	1,011
Morgan Stanley MTN
5.597%, 03/24/2051 (B)	700	1,117
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	800	936
2.720%, VAR United States Secured Overnight Financing Rate+1.152%, 07/22/2025	500	535
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	1,800	1,895
MUFG Union Bank
2.100%, 12/09/2022	300	311
National Australia Bank
1.875%, 12/13/2022	300	310
National Bank of Canada MTN
2.100%, 02/01/2023	300	312
Natwest Group
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	1,000	1,101
3.875%, 09/12/2023	1,000	1,086
3.073%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.550%, 05/22/2028	300	322
Nomura Holdings
3.103%, 01/16/2030	500	540
2.648%, 01/16/2025	300	315
1.851%, 07/16/2025	1,000	1,015
Northern Trust
1.950%, 05/01/2030	300	318
Oesterreichische Kontrollbank
2.625%, 01/31/2022	500	518
1.500%, 02/12/2025	500	524
Oesterreichische Kontrollbank MTN
2.875%, 03/13/2023	500	534
Owl Rock Capital
4.250%, 01/15/2026	100	100
PNC Bank
2.028%, VAR ICE LIBOR USD 3 Month+0.420%, 12/09/2022	300	306

Adviser Managed Trust / Annual Report / July 31, 2020	19

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
PNC Financial Services Group
3.500%, 01/23/2024	$1,000	$1,098
Progressive
3.950%, 03/26/2050	200	273
Prudential
3.125%, 04/14/2030	300	333
Prudential MTN
3.000%, 03/10/2040	1,000	1,120
1.500%, 03/10/2026	300	310
Regions Financial
3.800%, 08/14/2023	1,000	1,092
Royal Bank of Canada MTN
1.950%, 01/17/2023	300	311
1.600%, 04/17/2023	300	309
1.150%, 06/10/2025	1,000	1,020
Santander Holdings USA
3.450%, 06/02/2025	500	536
Santander UK
2.100%, 01/13/2023	800	829
Sumitomo Mitsui Financial Group
2.696%, 07/16/2024	500	534
2.348%, 01/15/2025	300	318
2.130%, 07/08/2030	700	726
1.474%, 07/08/2025	1,000	1,025
Svensk Exportkredit MTN
2.375%, 03/09/2022	1,000	1,033
0.750%, 04/06/2023	500	506
0.625%, 05/14/2025	500	504
Toronto-Dominion Bank MTN
3.250%, 03/11/2024	1,000	1,096
1.150%, 06/12/2025	1,000	1,023
Truist Bank
3.200%, 04/01/2024	1,000	1,097
1.500%, 03/10/2025	800	830
1.250%, 03/09/2023	300	306
Truist Financial MTN
3.750%, 12/06/2023	500	550
2.500%, 08/01/2024	500	536
Unum Group
4.500%, 03/15/2025	500	552
US Bancorp
2.400%, 07/30/2024	1,000	1,070
1.450%, 05/12/2025	300	311
US Bancorp MTN
1.375%, 07/22/2030	50	51
US Bank
2.050%, 01/21/2025	300	320
1.950%, 01/09/2023	300	311
Wells Fargo
3.068%, VAR United States Secured Overnight Financing Rate+2.530%, 04/30/2041	1,300	1,420

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	$300	$314
Wells Fargo MTN
5.013%, 04/04/2051 (B)	1,300	1,858
4.478%, VAR ICE LIBOR USD 3 Month+3.770%, 04/04/2031	300	368
3.750%, 01/24/2024	1,000	1,096
2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/2030	1,000	1,086
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	1,300	1,362
1.654%, VAR United States Secured Overnight Financing Rate+1.600%, 06/02/2024	1,000	1,019
Westpac Banking
4.421%, 07/24/2039	200	253
3.300%, 02/26/2024	1,000	1,091
2.650%, 01/16/2030	500	562

		140,187

Health Care — 3.0%
Abbott Laboratories
1.400%, 06/30/2030	540	555
1.150%, 01/30/2028	45	46
AbbVie
4.850%, 06/15/2044 (A)	500	665
4.550%, 03/15/2035 (A)	1,000	1,275
4.250%, 11/21/2049 (A)	1,000	1,272
4.050%, 11/21/2039 (A)	1,000	1,230
3.450%, 03/15/2022 (A)	1,000	1,040
Agilent Technologies
2.100%, 06/04/2030	300	313
Amgen
3.150%, 02/21/2040	500	565
2.300%, 02/25/2031	700	747
1.900%, 02/21/2025	500	527
Banner Health
2.338%, 01/01/2030	500	520
Baxter International
3.750%,10/01/2025 (A)	300	344
Becton Dickinson
3.794%, 05/20/2050	300	365
2.823%, 05/20/2030	700	769
Biogen
2.250%, 05/01/2030	500	522
Boston Scientific
2.650%, 06/01/2030	500	543
1.900%, 06/01/2025	300	314
Bristol-Myers Squibb
4.550%, 02/20/2048	500	731

20	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
4.125%, 06/15/2039	$1,300	$1,739
2.900%, 07/26/2024	300	327
Cigna
4.800%, 08/15/2038	1,000	1,323
4.500%, 02/25/2026	300	356
3.400%, 03/15/2050	1,000	1,150
3.200%, 03/15/2040	1,000	1,119
2.400%, 03/15/2030	500	533
CVS Health
4.125%, 04/01/2040	2,000	2,437
3.625%, 04/01/2027	2,000	2,289
DENTSPLY SIRONA
3.250%, 06/01/2030	500	547
Eli Lilly
3.950%, 03/15/2049	500	686
2.250%, 05/15/2050	1,000	1,022
HCA
5.125%, 06/15/2039	1,000	1,271
Humana
4.500%, 04/01/2025	300	347
Merck
3.900%, 03/07/2039	500	655
2.350%, 06/24/2040	1,000	1,072
1.450%, 06/24/2030	1,300	1,336
0.750%, 02/24/2026	800	812
Novartis Capital
1.750%, 02/14/2025	500	527
Perrigo Finance Unlimited
3.150%, 06/15/2030	500	532
Pfizer
4.000%, 03/15/2049	500	680
2.700%, 05/28/2050	300	335
2.625%, 04/01/2030	500	565
2.550%, 05/28/2040	300	330
1.700%, 05/28/2030	700	735
0.800%, 05/28/2025	500	508
Quest Diagnostics
2.800%, 06/30/2031	200	219
Stryker
1.950%, 06/15/2030	700	728
1.150%, 06/15/2025	500	509
Takeda Pharmaceutical
3.375%, 07/09/2060	1,000	1,105
3.025%, 07/09/2040	500	543
2.050%, 03/31/2030	500	514
Thermo Fisher Scientific
4.133%, 03/25/2025	300	346
UnitedHealth Group
3.500%, 08/15/2039	500	613
3.125%, 05/15/2060	300	352
2.750%, 05/15/2040	1,300	1,458
1.250%, 01/15/2026	500	516

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Upjohn
4.000%, 06/22/2050 (A)	$500	$569
3.850%, 06/22/2040 (A)	500	569
2.700%, 06/22/2030 (A)	500	532
1.650%, 06/22/2025 (A)	500	515
Zoetis
2.000%, 05/15/2030	200	212

		44,876

Industrials – 2.1%
3M
3.050%, 04/15/2030	500	581
2.650%, 04/15/2025	300	328
AerCap Ireland Capital DAC
4.875%, 01/16/2024	500	508
4.500%, 09/15/2023	650	661
Air Lease
3.375%, 07/01/2025	25	25
Air Lease MTN
2.300%, 02/01/2025	500	481
Boeing
5.805%, 05/01/2050	1,000	1,175
5.705%, 05/01/2040	800	908
5.040%, 05/01/2027	500	541
4.875%, 05/01/2025	500	541
4.508%, 05/01/2023	1,000	1,046
3.950%, 08/01/2059	500	468
Canadian Pacific Railway
2.050%, 03/05/2030	500	527
Carrier Global
3.577%, 04/05/2050 (A)	500	552
3.377%, 04/05/2040 (A)	500	540
2.242%, 02/15/2025 (A)	500	522
Caterpillar
2.600%, 04/09/2030	500	559
Caterpillar Financial Services
0.650%, 07/07/2023	1,100	1,107
Caterpillar Financial Services MTN
1.450%, 05/15/2025	500	517
0.950%, 05/13/2022	300	303
CNH Industrial Capital
1.950%, 07/02/2023	515	520
CSX
3.800%, 04/15/2050	500	636
Deere
2.750%, 04/15/2025	300	329
Equifax
3.100%, 05/15/2030	500	555
FedEx
5.250%, 05/15/2050	300	402
3.800%, 05/15/2025	800	904

Adviser Managed Trust / Annual Report / July 31, 2020	21

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
GE Capital Funding
4.400%, 05/15/2030 (A)	$500	$527
3.450%, 05/15/2025 (A)	500	528
General Dynamics
4.250%, 04/01/2040	500	662
3.250%, 04/01/2025	300	335
General Electric
4.350%, 05/01/2050	500	519
4.250%, 05/01/2040	1,000	1,024
Honeywell International
1.950%, 06/01/2030	300	322
1.350%, 06/01/2025	800	828
Howmet Aerospace
6.875%, 05/01/2025	300	341
L3Harris Technologies
3.850%,12/15/2026	500	578
Lockheed Martin
1.850%, 06/15/2030	500	529
Norfolk Southern
3.050%, 05/15/2050	800	902
Northrop Grumman
5.150%, 05/01/2040	500	714
PACCAR Financial MTN
0.800%, 06/08/2023	500	504
Raytheon Technologies
3.125%, 07/01/2050	300	347
2.250%, 07/01/2030	300	321
Roper Technologies
2.000%, 06/30/2030	500	521
Southwest Airlines
5.250%, 05/04/2025	300	320
5.125%, 06/15/2027	500	526
4.750%, 05/04/2023	800	840
Union Pacific
4.300%, 03/01/2049	500	685
3.839%, 03/20/2060	1,000	1,275
2.150%, 02/05/2027	800	859
United Parcel Service
5.300%, 04/01/2050	500	762
5.200%, 04/01/2040	300	437
Xylem
2.250%, 01/30/2031	175	185

		30,627

Information Technology – 2.6%
Amdocs
2.538%, 06/15/2030	550	573
Apple
3.850%, 05/04/2043	2,000	2,606
2.650%, 05/11/2050	300	331
1.650%, 05/11/2030	500	525
1.125%, 05/11/2025	1,500	1,542

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
0.750%, 05/11/2023	$1,000	$1,011
Automatic Data Processing
3.375%, 09/15/2025	500	567
Broadcom
4.700%, 04/15/2025 (A)	300	343
4.150%, 11/15/2030 (A)	500	562
4.110%, 09/15/2028 (A)	300	339
3.459%, 09/15/2026 (A)	500	548
2.250%, 11/15/2023 (A)	500	521
Dell International
5.850%, 07/15/2025 (A)	500	585
Fiserv
4.400%, 07/01/2049	500	671
2.650%, 06/01/2030	800	872
Global Payments
4.150%, 08/15/2049	500	624
2.900%, 05/15/2030	800	878
Hewlett Packard Enterprise
4.650%, 10/01/2024	300	337
4.450%, 10/02/2023	300	329
1.750%, 04/01/2026	50	50
1.450%, 04/01/2024	550	552
HP
2.200%, 06/17/2025	500	525
Intel
4.600%, 03/25/2040	300	416
3.400%, 03/25/2025	800	900
3.100%, 02/15/2060	500	580
International Business Machines
4.250%, 05/15/2049	1,000	1,319
4.150%, 05/15/2039	500	634
1.950%, 05/15/2030	200	209
1.700%, 05/15/2027	500	520
Intuit
0.950%, 07/15/2025	500	506
Lam Research
2.875%, 06/15/2050	300	343
1.900%, 06/15/2030	500	530
Leidos
4.375%, 05/15/2030 (A)	300	351
Mastercard
3.650%, 06/01/2049	500	637
Micron Technology
2.497%, 04/24/2023	500	522
Microsoft
4.450%, 11/03/2045	2,000	2,907
4.100%, 02/06/2037	500	670
2.875%, 02/06/2024	500	542
2.675%, 06/01/2060	1,000	1,104
NetApp
2.700%, 06/22/2030	500	530
1.875%, 06/22/2025	500	518

22	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
NVIDIA
3.500%, 04/01/2040	$300	$360
2.850%, 04/01/2030	500	560
NXP BV
3.150%, 05/01/2027 (A)	300	327
2.700%, 05/01/2025 (A)	300	322
Oracle
3.600%, 04/01/2040	1,000	1,184
3.600%, 04/01/2050	1,300	1,556
2.950%, 04/01/2030	500	569
2.500%, 04/01/2025	500	541
PayPal Holdings
3.250%, 06/01/2050	300	361
2.300%, 06/01/2030	500	542
1.650%, 06/01/2025	800	835
1.350%, 06/01/2023	500	512
QUALCOMM
2.150%, 05/20/2030	500	536
Texas Instruments
1.375%, 03/12/2025	500	520
Visa
2.050%, 04/15/2030	500	541

		37,895

Materials – 0.5%
Air Products and Chemicals
2.700%, 05/15/2040	300	338
DuPont de Nemours
2.169%, 05/01/2023	800	816
El du Pontde Nemours
1.700%, 07/15/2025	700	732
LYB International Finance III
4.200%,10/15/2049	500	576
4.200%, 05/01/2050	200	229
2.875%, 05/01/2025	200	216
Newmont
2.250%, 10/01/2030	700	740
Nucor
2.700%, 06/01/2030	700	759
2.000%, 06/01/2025	200	211
Nutrien
3.950%, 05/13/2050	200	239
1.900%, 05/13/2023	300	310
PPG Industries
2.550%, 06/15/2030	200	216
Reliance Steel & Aluminum
1.300%, 08/15/2025	85	85
Sherwin-Williams
3.300%, 05/15/2050	200	226

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Vale Overseas
3.750%, 07/08/2030	$1,025	$1,100

		6,793

Real Estate – 0.4%
Alexandria Real Estate Equities
4.900%, 12/15/2030	300	384
1.875%, 02/01/2033	70	70
American Tower
1.300%, 09/15/2025	500	509
Boston Properties
3.250%, 01/30/2031	400	443
2.900%, 03/15/2030	500	536
Crown Castle International
3.300%, 07/01/2030	500	568
2.250%, 01/15/2031	500	519
1.350%, 07/15/2025	500	510
Equinix
1.250%, 07/15/2025	500	504
GLP Capital
4.000%, 01/15/2031	50	52
Healthpeak Properties
4.200%, 03/01/2024	500	550
Highwoods Realty
2.600%, 02/01/2031	65	65
Kimco Realty
2.700%, 10/01/2030	200	207
Prologis
2.250%, 04/15/2030	300	325
2.125%, 04/15/2027	300	322
Realty Income
3.875%, 04/15/2025	500	566
3.250%, 01/15/2031	140	157
Simon Property Group
2.650%, 07/15/2030	250	256
VEREIT Operating Partnership
3.400%, 01/15/2028	25	26

		6,569

Utilities-2.1%
AEP Texas
2.100%, 07/01/2030	300	311
American Water Capital
2.800%, 05/01/2030	300	338
Arizona Public Service
3.350%, 05/15/2050	300	351
Avangrid
3.200%, 04/15/2025	500	554
Baltimore Gas and Electric
2.900%, 06/15/2050	700	777
Berkshire Hathaway Energy
4.050%, 04/15/2025 (A)	1,000	1,150

Adviser Managed Trust / Annual Report / July 31, 2020	23

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.700%, 07/15/2030 (A)	$1,000	$1,214
CenterPoint Energy Houston Electric LLC
2.900%, 07/01/2050	700	808
CMS Energy
4.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.116%, 06/01/2050	300	320
Commonwealth Edison
3.000%, 03/01/2050	500	581
Consumers Energy Co
3.500%, 08/01/2051	500	639
Dominion Energy
3.375%, 04/01/2030	1,000	1,156
Dominion Energy Gas Holdings
2.500%,11/15/2024	300	322
DTE Electric
2.250%, 03/01/2030	300	326
Duke Energy Florida
1.750%, 06/15/2030	200	209
Essential Utilities
3.351%, 04/15/2050	300	351
Evergy
2.450%, 09/15/2024	1,000	1,069
Exelon Generation
3.250%, 06/01/2025	300	332
FirstEnergy
3.400%, 03/01/2050	300	308
2.250%, 09/01/2030	200	198
Florida Power & Light
2.850%, 04/01/2025	1,000	1,101
Georgia Power
2.100%, 07/30/2023	300	313
Kentucky Utilities
3.300%, 06/01/2050	300	354
National Fuel Gas
5.500%, 01/15/2026	500	541
NextEra Energy Capital Holdings
2.750%, 05/01/2025	500	547
2.750%, 11/01/2029	500	558
2.250%, 06/01/2030	1,300	1,402
NiSource
3.600%, 05/01/2030	300	353
Northern States Power Co
2.600%, 06/01/2051	500	550
Oncor Electric Delivery Co LLC
3.100%, 09/15/2049	500	596
Pacific Gas and Electric
4.950%, 07/01/2050	1,000	1,225
4.550%, 07/01/2030	500	573
4.500%, 07/01/2040	2,500	2,862
3.450%, 07/01/2025	1,500	1,607
3.300%, 08/01/2040	1,000	1,013

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
3.150%, 01/01/2026	$1,000	$1,051
2.500%, 02/01/2031	1,000	1,003
2.100%, 08/01/2027	1,000	998
PacifiCorp
3.300%, 03/15/2051	500	615
2.700%, 09/15/2030	300	340
Piedmont Natural Gas
3.350%, 06/01/2050	300	359
Pinnacle West Capital
1.300%, 06/15/2025	500	512
Southern
3.700%, 04/30/2030	1,000	1,164
Southern California Edison
4.875%, 03/01/2049	500	661
Southwestern Public Service
3.150%, 05/01/2050	300	351

		31,963

Total Corporate Obligations (Cost $417,794) ($ Thousands)		425,977

MORTGAGE-BACKED SECURITIES — 25.7%

Agency Mortgage-Backed Obligations — 24.7%
FHLMC
4.500%, 05/01/2048 to 10/01/2048	13,106	14,088
4.000%, 05/01/2050	10,435	11,090
3.500%, 11/01/2045	1,530	1,638
3.000%, 07/01/2033 to 08/01/2047	13,354	14,086
FHLMC Multifamily Structured Pass Through Certificates, Ser K043, Cl A2
3.062%, 12/25/2024	5,000	5,500
FHLMC Multifamily Structured Pass Through Certificates, Ser K073, Cl A2
3.350%, 01/25/2028	1,000	1,164
FHLMC Multifamily Structured Pass Through Certificates, Ser K074, Cl A2
3.600%, 01/25/2028	815	961
FHLMC Multifamily Structured Pass Through Certificates, Ser K091, CI A2
3.505%, 03/25/2029	5,000	5,963
FHLMC Multifamily Structured Pass Through Certificates, Ser K092, Cl A2
3.298%, 04/25/2029	315	371
FHLMC Multifamily Structured Pass Through Certificates, Ser K722, CI A2
2.406%, 03/25/2023	1,500	1,559
FNMA
4.500%, 05/01/2046	4,839	5,374
4.000%, 01/01/2048 to 01/01/2049	29,071	30,997
3.500%, 08/01/2030 to 06/01/2050	57,606	61,083
3.000%, 02/01/2034 to 07/01/2050	60,896	64,597

24	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES (continued)
2.500%, 08/01/2031 to 08/01/2050		$38,670	$40,622
FNMA TBA
5.000%, 08/13/2040		5,000	5,470
3.500%, 08/01/2026		800	840
FNMA, Ser 2019-M7, CI A2
3.143%, 04/25/2029		1,250	1,440
GNMA
4.500%, 09/20/2046 to 01/20/2049		9,592	10,339
4.000%, 09/20/2047 to 05/20/2049		16,036	17,136
3.500%, 11/20/2041 to 03/20/2049		24,064	25,576
3.000%, 09/20/2046 to 07/20/2050		29,097	30,829
GNMA TBA
4.500%, 08/01/2023 to 08/15/2039		4,000	4,272
3.500%, 08/20/2038 to 08/15/2041		5,500	5,785
2.500%, 08/01/2043		5,000	5,283

			366,063

Non-Agency Mortgage-Backed Obligations — 1.0%
BANK, Ser 2019-BN21, CI A5
2.851%, 10/17/2052		5,000	5,539
BANK, Ser 2019-BN24, CI A2
2.707%, 11/15/2062		500	550
BBCMS Mortgage Trust, Ser 2017-C1, Cl A4
3.674%, 02/15/2050		190	216
Benchmark Mortgage Trust, Ser 2020-B18, CI A5
1.925%, 07/15/2053		396	410
GS Mortgage Securities II, Ser 2013-GC10, CI A5
2.943%, 02/10/2046		560	582
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC16, CI A5
3.817%, 08/15/2050		5,000	5,421
Wells Fargo Commercial Mortgage Trust, Ser 2018-C44, CI A5
4.212%, 05/15/2051		1,500	1,771

			14,489

Total Mortgage-Backed Securities (Cost $380,084) ($ Thousands)			380,552

SOVEREIGN DEBT — 7.8%

Bundesobligation
0.000%,10/18/2024 (C)	EUR	800	976
Bundesrepublik Deutschland Bundesanleihe
5.625%, 01/04/2028		600	1,050
2.500%, 08/15/2046		500	1,013
1.750%, 02/15/2024		800	1,032
1.500%, 05/15/2024		800	1,028
0.000%, 08/15/2029 (C)		800	998
0.000%, 02/15/2030 (C)		800	998

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
0.000%, 08/15/2026(C)	EUR	800	$989
Canada Government International Bond
5.000%, 06/01/2037	CAD	800	1,002
2.625%, 01/25/2022		$1,000	1,035
2.000%, 11/15/2022		200	208
1.625%, 01/22/2025		1,000	1,058
0.500%, 03/01/2022	CAD	300	225
Chile Government International Bond
2.450%, 01/31/2031		$500	537
Colombia Government International Bond
6.125%, 01/18/2041		500	671
3.000%, 01/30/2030		500	515
Export-Import Bank of Korea
3.250%, 11/10/2025		500	560
1.875%, 02/12/2025		500	523
French Republic Government Bond OAT
5.750%, 10/25/2032	EUR	500	1,022
4.500%, 04/25/2041		500	1,103
2.500%, 05/25/2030		700	1,054
1.750%, 05/25/2023		1,600	2,020
1.750%, 06/25/2039 (A)		700	1,071
1.500%, 05/25/2050 (A)		800	1,223
1.000%, 05/25/2027		800	1,041
0.500%, 05/25/2026		800	1,003
0.000%, 03/25/2023 (C)		530	637
Indonesia Government International Bond
4.200%, 10/15/2050		$300	359
2.850%, 02/14/2030		500	527
Israel Government International Bond
3.875%, 07/03/2050		800	996
Italy Buoni Poliennali Del Tesoro
5.000%, 08/01/2034 (A)	EUR	600	1,035
4.750%, 08/01/2023 (A)		700	942
3.850%, 09/01/2049 (A)		575	966
3.350%, 03/01/2035 (A)		200	297
2.800%, 12/01/2028		700	956
2.450%, 09/01/2033 (A)		700	942
1.850%, 07/01/2025 (A)		800	1,007
1.650%, 03/01/2032 (A)		800	997
1.000%, 07/15/2022		400	482
0.950%, 08/01/2030		800	941
0.350%, 11/01/2021		1,400	1,666
0.300%, 08/15/2023 (A)		800	950
Italy Government International Bond
4.000%, 10/17/2049		$1,000	1,044
2.375%, 10/17/2024		500	510
Japan Bank for International Cooperation
2.375%, 11/16/2022		1,000	1,045
0.625%, 05/22/2023		500	503
0.625%, 07/15/2025		200	201
Japan Government Five Year Bond
0.100%, 03/20/2025	JPY	249,000	2,380

Adviser Managed Trust / Annual Report / July 31, 2020	25

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
Japan Government Forty Year Bond
2.200%, 03/20/2050	JPY	145,000	$2,001
Japan Government Ten Year Bond
0.600%, 03/20/2024		330,000	3,206
0.100%, 09/20/2026		135,000	1,294
0.100%, 12/20/2028		135,000	1,295
0.100%, 03/20/2030		289,000	2,760
0.100%, 06/20/2030		170,000	1,622
Japan Government Thirty Year Bond
2.400%, 02/20/2030		215,000	2,500
2.400%, 11/20/2031		210,000	2,503
2.300%, 03/20/2040		190,000	2,453
0.400%, 03/20/2050		180,000	1,644
0.300%, 06/20/2046		185,000	1,670
Japan Government Twenty Year Bond
2.200%, 03/20/2028		200,000	2,227
2.100%, 03/20/2027		200,000	2,172
2.000%, 06/20/2025		315,000	3,289
2.000%, 03/20/2027		195,000	2,105
0.400%, 03/20/2040		210,000	1,996
0.300%, 09/20/2039		200,000	1,869
Japan Government Two Year Bond
0.100%, 06/01/2022		664,000	6,309
Mexico Government International Bond
6.050%, 01/11/2040		$500	648
5.000%, 04/27/2051		800	936
3.900%, 04/27/2025		500	541
3.250%, 04/16/2030		500	512
Panama Government International Bond
4.500%, 04/01/2056		500	675
3.160%, 01/23/2030		500	560
Peruvian Government International Bond
2.392%, 01/23/2026		500	531
Philippine Government International Bond
3.950%, 01/20/2040		1,000	1,236
2.950%, 05/05/2045		300	336
2.457%, 05/05/2030		500	548
Province of Alberta Canada
1.875%, 11/13/2024		1,500	1,580
1.000%, 05/20/2025		1,000	1,014
Province of Ontario Canada
3.050%, 01/29/2024		1,500	1,636
2.000%, 10/02/2029		500	542
1.750%, 01/24/2023		1,000	1,034
1.050%, 05/21/2027		1,000	1,011
Province of Quebec Canada
1.500%, 02/11/2025		1,500	1,564
1.350%, 05/28/2030		1,000	1,031
0.600%, 07/23/2025		150	150
State of Israel
2.500%, 01/15/2030		650	705

Description	Face Amount (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT (continued)
United Kingdom Gilt
8.000%, 06/07/2021	GBP	700	$980
5.000%, 03/07/2025		700	1,136
4.750%, 12/07/2030		490	951
4.250%, 06/07/2032		500	966
4.250%, 12/07/2040		500	1,123
4.250%, 12/07/2046		500	1,235
3.500%, 07/22/2068		325	960
3.250%, 01/22/2044		600	1,241
1.750%, 01/22/2049		50	85
1.750%, 07/22/2057		600	1,095
1.500%, 07/22/2026		700	1,007
1.250%, 07/22/2027		700	1,002
Uruguay Government International Bond
4.500%, 08/14/2024		$1,000	1,105
4.375%, 10/27/2027		300	354

Total Sovereign Debt (Cost $112,773) ($ Thousands)			116,283

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
FFCB
0.590%, 03/25/2024		500	500
0.200%, 07/13/2022		1,000	1,000
FHLB
0.500%, 04/14/2025		2,000	2,010
FHLMC
0.550%, 06/30/2023		500	500
0.550%, 01/08/2024		1,000	1,000
0.375%, 04/20/2023		1,000	1,004
0.375%, 05/05/2023		2,000	2,008
0.250%, 06/26/2023		2,000	2,000
FNMA
0.625%, 04/22/2025		2,000	2,021
0.500%, 06/17/2025		3,000	3,015
0.250%, 05/22/2023		2,000	2,001
0.250%, 07/10/2023		1,365	1,365
Tennessee Valley Authority
0.750%, 05/15/2025		2,000	2,027

Total U.S. Government Agency Obligations (Cost $20,405) ($ Thousands)			20,451

MUNICIPAL BONDS — 0.3%

California — 0.1%
California State, GO
2.500%, 10/01/2029		500	550

26	Adviser Managed Trust / Annual Report / July 31, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Regents of the University of California Medical Center Pooled Revenue, Ser N, RB
Callable 11/15/2049 @ 100 3.006%, 05/15/2050	$500	$534

		1,084

Maryland — 0.0%
Maryland State, Health & Higher Educational Facilities Authority, RB
3.197%, 07/01/2050	35	36
Maryland State, Health & Higher Educational Facilities Authority, RB
Callable 01/01/2040 @ 100 3.052%, 07/01/2040	35	36

		72

Michigan — 0.1%
Great Lakes, Water Authority, Sewage Disposal System Revenue, Ser A, RB
3.056%, 07/01/2039	500	553

New York — 0.0%
New York & New Jersey, Port Authority, Ser AAA, RB
1.086%, 07/01/2023	65	66

Texas — 0.1%
Grand Parkway Transportation Corp, RB Callable 04/01/2030 @ 100
3.236%, 10/01/2052	500	532
Texas Transportation Commission, GO Callable 10/01/2030 @ 100
2.472%, 10/01/2044	1,200	1,230

		1,762

Virginia — 0.0%
University of Virginia, RB Callable 03/01/2050 @ 100
2.256%, 09/01/2050	120	125

Total Municipal Bonds (Cost $3,600) ($ Thousands)		3,662

ASSET-BACKED SECURITIES — 0.0%
American Express Credit Account Master Trust, Ser 2019-3, CIA
2.000%, 04/15/2025	175	181
Ford Credit Auto Lease Trust, Ser 2020-B, CI A3
0.620%, 08/15/2023	203	203

Description	Face Amount (Thousands)	Market Value ($ Thousands)

ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Ser 2020-C, CI A3
0.440%, 10/15/2024	$269	$270

Total Asset-Backed Securities (Cost $653) ($ Thousands)		654

Total Investments in Securities — 98.7% (Cost $1,445,246) ($ Thousands)		$1,463,313

Adviser Managed Trust / Annual Report / July 31, 2020	27

SCHEDULE OF INVESTMENTS

July 31, 2020

Tactical Offensive Fixed Income Fund (Concluded)

A list of open forward foreign currency contracts held by the Fund at July 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)

Brown Brothers Harriman	08/04/20 - 10/02/20	CAD	3,260	USD	2,415	$(19)

Brown Brothers Harriman	10/02/20	GBP	8,997	USD	11,844	34

Brown Brothers Harriman	08/04/20	GBP	9,028	USD	11,313	(536)

Brown Brothers Harriman	10/02/20	EUR	25,067	USD	29,707	28

Brown Brothers Harriman	08/04/20	EUR	26,568	USD	29,981	(1,438)

Brown Brothers Harriman	08/04/20 - 10/02/20	JPY	9,593,467	USD	90,060	(726)

						$(2,657)

For the year ended July 31, 2020, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $1,482,305 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On July 31, 2020, the value of these securities amounted to $34,023 ($ Thousands), representing 2.3% of the Net Assets of the Fund.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)	Rate shown is the effective yield at the time of purchase.

CAD — Canadian Dollar

Cl — Class

DAC — Designated Activity Company

EUR — Euro

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

OAT — French Treasury Obligations (Obligations assimilables du Tresor)

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

The following is a list of inputs used as of July 31, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	—	515,734	—	515,734
Corporate Obligations	—	425,977	—	425,977
Mortgage-Backed Securities	—	380,552	—	380,552
Sovereign Debt	—	116,283	—	116,283
U.S. Government Agency Obligations	—	20,451	—	20,451
Municipal Bonds	—	3,662	—	3,662
Asset-Backed Securities	—	654	—	654

Total Investments in Securities	—	1,463,313	—	1,463,313

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Forwards Contracts *
Unrealized Appreciation	$—	$62	$—	$62
Unrealized Depreciation	—	(2,719)	—	(2,719)

Total Other Financial Instruments	$—	$(2,657)	$—	$(2,657)

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended July 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2020 ($ Thousands):

Security Description	Value 7/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$—	$1,410,000	$(1,410,000)	$—	$—	$—	—	$237	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	Adviser Managed Trust / Annual Report / July 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

July 31, 2020

	Tactical Offensive Equity Fund	Tactical Offensive Fixed Income Fund
Assets:
Investments, at value†	$571,880	$1,463,313
Cash	33,560	270,956
Foreign currency, at value †††	24	43
Cash pledged as collateral for futures contracts	2,819	—
Dividends and interest receivable	497	6,236
Receivable for fund shares sold	276	503
Receivable for variation margin	55	—
Foreign tax reclaim receivable	6	—
Receivable for investment securities sold	2	484,659
Unrealized gain on forward foreign currency contracts	—	62
Unrealized gain on foreign spot currency contracts	—	2
Prepaid expenses	12	7
Total Assets	609,131	2,225,781
Liabilities:
Payable for fund shares redeemed	393	676
Payable for variation margin	226	—
Shareholder servicing fees payable	107	251
Investment advisory fees payable	18	55
Trustees fees payable	2	2
Chief Compliance Officer fees payable	1	1
Payable for investment securities purchased	—	739,583
Unrealized loss on forward foreign currency contracts	—	2,719
Unrealized loss on foreign spot currency contracts	—	61
Accrued expense payable	128	128
Total Liabilities	875	743,476
Net Assets	$608,256	$1,482,305
† Cost of investments	$549,004	$1,445,246
††† Cost of foreign currency	24	41
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$606,741	$1,475,773
Total distributable earnings	1,515	6,532
Net Assets	$608,256	$1,482,305
Net Asset Value, Offering and Redemption Price Per Share	$17.24	$9.93
	($608,256,426 ÷	($1,482,305,100 ÷
	35,282,630 shares)	149,236,981 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2020	29

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended July 31, 2020

	Tactical Offensive Equity Fund†	Tactical Offensive Fixed Income Fund‡
Investment income:
Dividends	$31,377	$—
Dividends from affiliated investments(1)	218	237
Interest income	328	32,681
Less: foreign taxes withheld	(888)	—
Total investment income	31,035	32,918
Expenses:
Shareholder servicing fees	4,190	3,044
Investment advisory fees	3,352	1,827
Administration fees	3,331	2,424
Trustee fees	26	16
Chief Compliance Officer fees	9	6
Custodian/wire agent fees	460	79
Registration fees	181	118
Professional fees	110	76
Printing fees	81	48
Other expenses	192	407
Total expenses	11,932	8,045
Less:
Waiver of investment advisory fees	(2,617)	(1,135)
Waiver of administration fees	(867)	(2,414)
Net expenses	8,448	4,496
Net investment income	22,587	28,422
Net realized gain/(loss) on:
Investments	(132,584)	(34,334)
Futures contracts	169	—
Forward foreign currency contracts	—	2,126
Foreign currency transactions	(1,834)	674
Net change in unrealized appreciation/(depreciation) on:
Investments	(31,403)	(26,973)
Futures contracts	407	—
Accrued foreign capital gains tax on appreciated securities	76	—
Forward foreign currency contracts	—	(3,211)
Foreign currency and translation of other assets and liabilities denominated in foreign currency	—	(47)
Net decrease in net assets resulting from operations	$(142,582)	$(33,343)

†	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

‡	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(1) See Note 5 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	Adviser Managed Trust / Annual Report / July 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended July 31,

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2020†	2019‡	2020^	2019
Operations:
Net investment income	$22,587	$24,859	$28,422	$33,403
Net realized gain/(loss) from investments and futures contracts	(132,415)	275,548	(34,334)	(150)
Net realized gain/(loss) on forward foreign currency contracts and foreign currency transactions	(1,834)	(110)	2,800	1,701
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(30,996)	(522,297)	(26,973)	64,812
Net change on accrued foreign capital gains tax on appreciated securities	76	(41)	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts, foreign currency and translation of other assets and liabilities denominated in foreign currency	—	5	(3,258)	318
Net increase/(decrease) in net assets resulting from operations	(142,582)	(222,036)	(33,343)	100,084
Distributions:	(37,495)	(325,113)	(34,147)	(43,706)
Total distributions	(37,495)	(325,113)	(34,147)	(43,706)
Capital share transactions:(1)
Proceeds from shares issued	753,829	2,752,180	1,595,207	908,943
Reinvestment of dividends & distributions	34,275	25,028	24,837	43,578
Cost of shares redeemed	(2,559,406)	(2,282,883)	(1,627,808)	(260,476)
Net increase/(decrease) in net assets derived from capital share transactions	(1,771,302)	494,325	(7,764)	692,045
Net increase/(decrease) in net assets	(1,951,379)	(52,824)	(75,254)	748,423
Net assets:
Beginning of year	2,559,635	2,612,459	1,557,559	809,136
End of year	$608,256	$2,559,635	$1,482,305	$1,557,559

†	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

‡	For the period December 19, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

^	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(1) See Note 6 in the Notes to Financial Statements for additional information.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Adviser Managed Trust / Annual Report / July 31, 2020	31

FINANCIAL HIGHLIGHTS

For the years ended July 31,

For a share outstanding throughout the years

	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gains/(losses} on securities(1)	Total from operations	Dividends from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of year	Total Return†	Net assets, end of year ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding fees paid indirectly and including waivers)	Ratio of expenses to average net assets (excluding fees paid indirectly and waivers)	Ratio of net investment income to average net assets	Portfolio turnover
Tactical Offensive Equity Fund
2020(2)	$15.64	$0.22	$1.61^	$1.83	$(0.22)	$(0.01)	$(0.23)	$17.24	11.82%	$608,256	0.50%	0.50%	0.71%	1.35%	37%
2019(3)	17.35	0.26	0.11^	0.37	(0.25)	(1.83)	(2.08)	15.64	4.12	2,559,635	0.50	0.50	0.69	1.58	148
2018	15.74	0.27	1.72	1.99	(0.26)	(0.12)	(0.38)	17.35	12.77	2,612,459	0.50	0.50	0.68	1.64	7
2017	13.59	0.24	2.04	2.28	(0.13)	–	(0.13)	15.74	16.87	2,268,322	0.50	0.50	0.69	1.68	8
2016	13.93	0.20	(0.28)	(0.08)	(0.15)	(0.11)	(0.26)	13.59	(0.42)	1,848,988	0.50	0.50	0.71	1.53	319
Tactical Offensive Fixed Income Fund
2020(4)	$10.34	$0.24	$(0.42)	$(0.18)	$(0.23)	$–	$(0.23)	$9.93	(1.79)%	$1,482,305	0.38%	0.38%	0.66%	2.34%	222%
2019	9.99	0.30	0.48	0.78	(0.43)	–	(0.43)	10.34	8.03	1,557,559	0.38	0.38	0.66	2.95	61
2018	10.35	0.27	(0.34)	(0.07)	(0.29)	–	(0.29)	9.99	(0.71)	809,136	0.38	0.38	0.65	2.63	47
2017	10.59	0.26	(0.21)	0.05	(0.29)	–	(0.29)	10.35	0.51	1,323,854	0.38	0.38	0.66	2.52	48
2016	10.19	0.25	0.36	0.61	(0.21)	–	(0.21)	10.59	6.05	1,143,375	0.38	0.38	0.66	2.45	101

(1)	Per share net investment income and net realized and unrealized gains/(losses) on securities calculated using average shares.

(2)	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(3)	For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

(4)	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

† Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Effective October 1, 2014, the Funds’ investment strategy was changed from “active” to “passive”. The Funds’ past performance is not necessarily indicative of how the Funds will perform in the future.

^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	Adviser Managed Trust / Annual Report / July 31, 2020

NOTES TO FINANCIAL STATEMENTS

July 31, 2020

1. ORGANIZATION

Adviser Managed Trust (the “Trust”) was established as a Delaware statutory trust under an Agreement and Declaration of Trust dated September 22, 2010. The Trust commenced operations on February 25, 2011.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with two registered funds: Tactical Offensive Equity and Tactical Offensive Fixed Income (each a “Fund,” collectively, the “Funds”) each of which are diversified Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectus provides a description of each Fund’s investment objective and strategies.

Only persons who are clients of the Financial Adviser (as defined below) and who participate in the Adviser Managed Strategy should invest in the Funds. The Funds may not be purchased by any other investor. The Funds are designed to be a component of a broader strategy employed by a third party investment manager (“Financial Adviser”) for the benefit of its clients. The Financial Adviser seeks to take advantage of broad market changes by tactically shifting its clients’ assets among the Tactical Offensive Equity Fund, the Tactical Offensive Fixed Income Fund and a money market fund affiliated with the Funds, depending on the Financial Adviser’s evaluation of current market conditions (“Adviser Managed Strategy”). The Financial Adviser is not the adviser to the Funds, and is not affiliated with SEI Investments Management Corporation (“SIMC”), the adviser to the Funds.

When the Financial Adviser determines to reallocate its clients’ assets to one or more of the Funds that compose the Adviser Managed Strategy, the Financial Adviser may request the redemption of a substantial portion or all of the shares for which the Financial Adviser exercises investment discretion. In such an instance, the Financial Adviser’s redemption request will cause a Fund to liquidate a substantial portion or substantially all of its assets in order to fulfill the redemption request. If the Financial Adviser redeems all of the shares for which it exercises investment discretion, the Fund will no longer be an active component of the Adviser Managed Strategy.

When the Tactical Offensive Equity Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in exchange traded funds (“ETF”s) that are designed to track the performance of the broad equity market. When the Tactical Offensive Fixed Income Fund is not an active component of the Adviser Managed Strategy, the Fund may invest up to 100% of its remaining assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund’s investment goal.

The Funds could be invested in these types of investments for extended periods of time. At such times, SIMC will manage the assets of the Funds. SIMC, the Financial Adviser or one or more of their affiliates will be the only investors in a Fund when the Fund is not an active component of the Adviser Managed Strategy.

During the periods March 10, 2020 through June 3, 2020, and December 18, 2018 through March 24, 2019, the Tactical Offensive Equity Fund was not an active component of the Adviser Managed Strategy.

During the period March 19, 2020 through June 16, 2020, the Tactical Offensive Fixed Income Fund was not an active component of the Adviser Managed Strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively

Adviser Managed Trust / Annual Report / July 31, 2020	33

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser (“Sub Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security

34	Adviser Managed Trust / Annual Report / July 31, 2020

has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that

Adviser Managed Trust / Annual Report / July 31, 2020	35

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended July 31, 2020, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended July 31, 2020, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense recognized on the ex-dividend date, and interest income or expense recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. There were no outstanding repurchase agreements as of July 31, 2020.

Reverse Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds under the reverse repurchase agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. There were no outstanding reverse repurchase agreements as of July 31, 2020.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds’ investments in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts for hedging or speculative purposes with respect to either specific transactions, fund positions or anticipated fund positions. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded

36	Adviser Managed Trust / Annual Report / July 31, 2020

currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. A Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of July 31, 2020, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of July 31, 2020, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. The Funds did not hold any option/swaption contracts as of July 31, 2020.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts for speculative or hedging purposes. Swaps may be used to synthetically obtain exposure to securities or baskets of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade,

Adviser Managed Trust / Annual Report / July 31, 2020	37

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

These risks may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. The Funds did not hold any swap contracts as of July 31, 2020.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed - and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in this Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. This Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being

38	Adviser Managed Trust / Annual Report / July 31, 2020

restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies. As of July 31, 2020, the Funds did not hold any loans.

Collateralized Debt Obligations — To the extent consistent with its investment objective and strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust, typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the Trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline CDOs that are subordinate structure of the investment and investment results. The Funds did not hold any CDOs or CLOs as of July 31, 2020.

Dividends and Distributions to Shareholders —

Dividends from net investment income are declared and

paid to shareholders annually for the Tactical Offensive Equity Fund and declared and paid quarterly for the Tactical Offensive Fixed Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. The Funds did not hold any illiquid securities as of July 31, 2020.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. CREDIT DERIVATIVES

When a Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset-backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

Adviser Managed Trust / Annual Report / July 31, 2020	39

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

There were no outstanding credit default swaps as of July 31, 2020.

4. DERIVATIVE TRANSACTIONS

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared Over the Counter (“OTC”) derivatives.

40	Adviser Managed Trust / Annual Report / July 31, 2020

The following is a summary of the variation margin of exchange-traded or centrally cleared financial derivative instruments as of July 31, 2020 ($ Thousands):

	Financial Derivative Assets		Financial Derivative Liabilities
	Variation Margin Asset		Variation Margin Liability
	Futures	Total	Futures	Total

Tactical Offensive Equity Fund	$55	$55	$226	$226

Total Exchange-Traded or Centrally Cleared	$55	$55	$226	$226

The Tactical Offensive Equity Fund had cash with an aggregate market value of $2,819 ($ Thousands) pledged as collateral for exchange-traded and centrally cleared derivative instruments as of July 31, 2020.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of July 31, 2020 ($ Thousands):

Tactical Offensive Fixed Income Fund	Financial Derivative Assets		Financial Derivative Liabilities		Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
	Forward Foreign Currency Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Total Over the Counter
Brown Brothers Harriman	$62	$62	$2,719	$2,719	$(2,657)	$—	$(2,657)

Total Over the Counter	$62	$62	$2,719	$2,719

(1) Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure to OTC financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by ISDA Master Agreements as of July 31, 2020.

Adviser Managed Trust / Annual Report / July 31, 2020	41

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration & Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee that is calculated daily and paid monthly, based on the average daily net assets of each Fund.

The Trust and SEI Investments Global Funds Services (the “Administrator”) are parties to an Administration and Transfer Agency Agreement under which the Administrator provides administrative and transfer agency services for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), serves as each Fund’s Distributor pursuant to a distribution agreement with the Trust. The Funds have adopted a shareholder services plan (the “Service Plan”) with respect to the Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares at an annual rate of average daily net assets of the Shares. The Funds’ Service Plan provides that shareholder servicing fees on the Shares will be paid to the Distributor, which may be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until November 30, 2020, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Contractual Expense Limitation	Voluntary Expense Limitation
Tactical Offensive Equity Fund	0.20%	0.25%	0.75%	0.50%
Tactical Offensive Fixed Income Fund	0.15	0.25	0.70	0.38

The following is a summary of annual fees payable to the Administrator:

	Contractual Fees
	First $2.5 Billion	Next $500 Million	Over $3 Billion
Tactical Offensive Equity Fund	0.200%	0.1650%	0.120%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Tactical Offensive Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%

42	Adviser Managed Trust / Annual Report / July 31, 2020

As of July 31, 2020, SIMC has entered into an investment sub-advisory agreement with the following party and pays the sub-adviser out of the fee that it receives from the Funds:

Investment Sub-Adviser

Tactical Offensive Equity Fund

SSgA Funds Management, Inc.

Tactical Offensive Fixed Income Fund

SSgA Funds Management, Inc.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on Fund transactions effected for the Trust in accordance with Securities and Exchange Commission (“SEC”) rules. Accordingly, it is expected that Fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the period ended July 31, 2020.

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers or directors of the Distributor or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.

Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of each

Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statements of Operations and the effect on each Fund’s expense ratio, as a percentage of each Fund’s average daily net assets for the year ended July 31, 2020, can be found on the Financial Highlights, if applicable.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. The Funds may also purchase securities of certain companies with which it is affiliated to the extent these companies are represented in an index that the adviser or sub-adviser is passively seeking to replicate in accordance with the Fund’s investment strategy.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of, and during the year ended July 31, 2020, the Trust had not participated in the Program.

6. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	Tactical Offensive Equity Fund		Tactical Offensive Fixed Income Fund
	2020†	2019‡	2020^	2019
Shares Issued	45,819	179,498	161,611	91,060
Shares Issued in Lieu of Dividends and Distributions	2,053	1,609	2,381	4,365
Shares Redeemed	(176,261)	(168,023)	(165,327)	(25,829)
lncrease/(Decrease) in capital share transactions	(128,389)	13,084	(1,335)	69,596

†	For the period March 10, 2020 through June 3, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

‡	For the period December 18, 2018 through March 24, 2019, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

^	For the period March 19, 2020 through June 16, 2020, the Fund was not an active component of the Adviser Managed Strategy (see Note 1).

Adviser Managed Trust / Annual Report / July 31, 2020	43

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

7. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities other than temporary cash investments during the year ended July 31, 2020, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
Purchases	$—	$595,461	$595,461
Sales	—	2,355,395	2,355,395
Tactical Offensive Fixed Income Fund
Purchases	1,996,870	645,891	2,642,761
Sales	1,900,144	748,716	2,648,860

8. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations,

which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency translation, reclassification of long term capital gain distribution on REITs, investments in publicly traded partnerships, write off of capital losses, investments in PFICs, paydown gain/loss on mortgage and asset-backed securities, and distribution reclassification. The permanent differences that are credited or charged to paid-in capital and distributable earnings (accumulated loss) as of July 31, 2020 are primarily related to distribution in excess of net investment income.

	Distributable Earnings (Accumulated Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Tactical Offensive Equity Fund	$ 114,539	$(114,539)
Tactical Offensive Fixed Income Fund	59,860	(59,860)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Distributions ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund
	2020	$36,673	$822	$—	$37,495
	2019	42,874	282,239	—	325,113
Tactical Offensive Fixed Income Fund
	2020	34,147	—	—	34,147
	2019	43,706	—	—	43,706

As of July 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

	Capital Loss Carryforwards ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings ($ Thousands)
Tactical Offensive Equity Fund	$(20,758)	$—	$22,531	$(258)	$1,515
Tactical Offensive Fixed Income Fund	(8,205)	(540)	17,979	(2,702)	6,532

During the year ended July 31, 2020, the Tactical Offensive Fixed Income Fund utilized capital loss carryforwards to offset capital gains of $23,543 ($ Thousands).

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Tactical Offensive Equity Fund	$20,758	$—	$20,758
Tactical Offensive Fixed Income Fund	—	8,205	8,205

For Federal income tax purposes, the cost of securities owned at July 31, 2020, and the net realized gains or losses on securities sold for the period were not

44	Adviser Managed Trust / Annual Report / July 31, 2020

materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in passive foreign investment companies, partnership basis adjustments, mark-to-market of futures and forwards contracts, corporate actions, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments (including foreign currency and derivatives, if applicable) held by the Funds at July 31, 2020, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Tactical Offensive Equity Fund	$549,339	$31,825	$(9,294)	$22,531
Tactical Offensive Fixed Income Fund	1,445,287	18,432	(453)	17,979

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of July 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

The following is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

Adviser Managed Strategy Risk — The Funds are a component of a broader investment strategy employed by the Financial Adviser known as the Adviser Managed Strategy. Pursuant to the Adviser Managed Strategy, the Financial Adviser tactically shifts its clients’ assets among the Funds and a money market fund affiliated with the Funds. These asset shifts among the Funds in the

Adviser Managed Strategy (i.e., an exchange of shares of one fund for shares of another fund) will be a taxable event to an investor unless the investor is investing in a Fund through a tax-deferred arrangement. As part of the Adviser Managed Strategy, substantial portions or substantially all of the Funds’ shares may be periodically sold and repurchased at the direction of the Financial Adviser. These large redemptions and repurchases will have significant effects on the management of the Funds and are expected to result in increased portfolio turnover (and related transaction costs), disruption of portfolio management strategies and the realization of significant taxable gains. Accordingly, if notified of an upcoming redemption request, the Funds may begin to liquidate substantial portions or substantially all of its assets prior to the submission of the redemption request in an effort to raise the necessary cash, and the Funds will not be invested pursuant to its investment strategy during such time. When the Funds are required to rapidly liquidate a substantial portion of their portfolio to satisfy a large redemption order placed as part of the Adviser Managed Strategy, the Funds may be forced to sell securities at below current market values or the Funds’ selling activity may drive down the market value of securities being sold. The Funds may also be required to sell portfolio holdings at a time when the portfolio managers would otherwise not recommend doing so. For example, if a Fund were to experience a large redemption at a time of high market volatility or during a substantial market decline, the Fund would be forced to liquidate securities even though the portfolio managers may not otherwise choose to do so. When the Funds receive a large purchase order as a result of the Adviser Managed Strategy, the Funds may be required to rapidly purchase portfolio securities. This may cause the Funds to incur higher than normal transaction costs or may require the Funds to purchase portfolio securities at above current market values. Further, the Funds’ purchasing activity may drive up the market value of securities being purchased or the Funds may be required to purchase portfolio securities at a time when the portfolio managers would not otherwise recommend doing so. When the Funds are not an active component of the Adviser Managed Strategy, the Funds may miss investment opportunities because the assets necessary to take advantage of such opportunities are tied up in other investments or have been allocated to another fund within the Adviser Managed Strategy.

Asset Allocation Risk — The risk that SIMC’s decisions regarding allocation of the Funds’ assets among Indexes will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets

Adviser Managed Trust / Annual Report / July 31, 2020	45

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2020

backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — The Tactical Offensive Fixed Income Fund may invest in fixed income securities rated below investment grade (also known as high yield securities or junk bonds) that involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Corporate Fixed Income Securities Risk — The Tactical Offensive Fixed Income Fund may invest in corporate fixed income securities which respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in and/or receiving revenues in foreign currencies, the Funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Derivatives Risk — The Funds’ use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Funds’ use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Funds to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’

initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Funds’ use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Exchange Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The Tactical Offensive Fixed Income Fund may be subject to the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which

46	Adviser Managed Trust / Annual Report / July 31, 2020

the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the Tactical Offensive Equity Fund’s investment approach may underperform other segments of the equity markets or the equity markets as a whole and the risk that the Tactical Offensive Fixed Income Fund’s investment approach may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Funds’ management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associates with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events as well as changes in currency valuations relative to the U.S. dollar.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Tactical Offensive Fixed Income Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as re-financings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Tactical Offensive Fixed Income Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Portfolio Turnover Risk — Due to their investment strategy, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Tactical Offensive Fixed Income Fund to invest the proceeds at generally lower interest rates.

Real Estate Investment Trust (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Tactical Offensive Equity Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the

Adviser Managed Trust / Annual Report / July 31, 2020	47

NOTES TO FINANCIAL STATEMENTS (Concluded)

July 31, 2020

Tactical Offensive Equity Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tracking Error Risk — The risk that the Funds’ performance may vary substantially from the performance of the indexes they track as a result of cash flows, fund expenses, imperfect correlation between the Funds’ investments and the indexes’ components and other factors.

U.S. Government Securities Risk — The Tactical Offensive Fixed Income Fund may invest in U.S. Government securities, which are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company (“SEI”). As of July 31, 2020, SPTC held of record the following percentage of outstanding shares of each Fund:

Tactical Offensive Equity Fund	92.75%
Tactical Offensive Fixed Income Fund	92.70%

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the Financial Adviser. SPTC maintains omnibus accounts at the Funds’ transfer agent.

11. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

13. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2020. However, the following are details relating to subsequent events that have occurred since July 31, 2020.

Effective as of September 25, 2020, the Tactical Offensive Fixed Income Fund changed its name to the Tactical Offensive Core Fixed Income Fund, consistent with the changes to the Fund’s investment strategy.

The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor have determined to implement certain

48	Adviser Managed Trust / Annual Report / July 31, 2020

changes to the voluntarily fee waiver arrangements with respect to the Tactical Offensive Core Fixed Income Fund. Effective September 25, 2020, the Funds’ adviser, administrator and/ or distributor have voluntarily agreed to waive a portion of their fees in order to keep the Fund’s direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at an annualized rate of 0.33%. The voluntary waivers of the Funds’ adviser, administrator and distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, administrator and/or distributor may discontinue all or part of these waivers at any time.

Adviser Managed Trust / Annual Report / July 31, 2020	49

REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Tactical Offensive Equity Fund and the statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 29, 2020

50	Adviser Managed Trust / Annual Report / July 31, 2020

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of July 31, 2020:

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund Plc, SEI Global Assets Fund Plc, SEI Global Investments Fund Plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive, Oaks, PA 19456 80 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner,, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

TRUSTEES George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2020	51

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served’	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	98	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive, Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Christine Reynolds One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

52	Adviser Managed Trust / Annual Report / July 31, 2020

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Peter A. Rodriguez One Freedom Valley Drive, Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive, Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive, Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishops Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secetary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management from January 2004 - to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive, Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

Adviser Managed Trust / Annual Report / July 31, 2020	53

DISCLOSURE OF FUND EXPENSES (Unaudited)

July 31, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2020 through July 31, 2020).

The table on this page illustrates your fund’s costs in two ways:

Actual fund return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period *		Beginning Account Value 2/1/20	Ending Account Value 7/31/20	Annualized Expense Ratios	Expenses Paid During Period *
Tactical Offensive Equity Fund					Tactical Offensive Fixed Income Fund
Actual Fund Return					Actual Fund Return

Class A	$1,000.00	$1,044.50	0.50%	$2.54	Class A	$1,000.00	$1,055.10	0.38%	$1.94

Hypothetical 5% Return					Hypothetical 5% Return

Class A	$1,000.00	$1,022.33	0.50%	$2.51	Class A	$1,000.00	$1,022.91	0.38%	$1.91

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

54	Adviser Managed Trust / Annual Report / July 31, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

July 31, 2020

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Adviser Managed Trust / Annual Report / July 31, 2020	55

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

Adviser Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to a separate sub-advisory agreement with SIMC (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-adviser (the “Sub-Adviser”) provides security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Adviser is also responsible for managing its employees who provide services to the Funds. Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Adviser are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Adviser with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Adviser, including information about SIMC’s and the Sub-Adviser’s affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Adviser.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Adviser regarding: (i) the quality of SIMC’s and the Sub-Adviser’s investment management and other services; (ii) SIMC’s and the Sub-Adviser’s investment management personnel; (iii) SIMC’s and the Sub-Adviser’s operations and financial condition; (iv) SIMC’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Adviser, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Adviser’s profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Adviser’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, the Sub-Advisory Agreement was renewed at a meeting of the Board held during the course of the Trust’s fiscal year on March 23-25, 2020. In each case, the Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meeting and

56	Adviser Managed Trust / Annual Report / July 31, 2020

at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and the Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Adviser to the Funds and the resources of SIMC and the Sub-Adviser and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of the Sub-Advisory Agreement, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of the Sub-Adviser was sufficient to support renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ contractual and voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to the Sub-Adviser, the Board took into account the fact that the Sub-Adviser is compensated by SIMC and not by the Funds directly, and that such compensation with respect to an unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Adviser and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Adviser and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Adviser, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation

Adviser Managed Trust / Annual Report / July 31, 2020	57

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

between the Sub-Adviser and SIMC. In connection with the renewal of the Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Adviser is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

58	Adviser Managed Trust / Annual Report / July 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2020 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2020 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended July 31, 2020, the funds of the Adviser Managed Trust are designating the following items with regard to distributions paid during the year:

	(A) Long-Term Capital Gains Distributions		(B) Ordinary Income Distributions (Tax Basis)	Total Distributions	(C) Dividends Qualifying for Corporate Dividends Received Deduction (1)
Tactical Offensive Equity Fund	2.19%		97.81%	100.00%	78.94%
Tactical Offensive Fixed Income Fund	0.00%		100.00%	100.00%	0.00%

	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	Qualifying Business Income (3)	(F) U.S. Government Interest (4)	Interest Related Dividends (5)	Short-Term Capital Gain Dividends (6)
Tactical Offensive Equity Fund	100.00%	0.00%	0.00%	1.21%	0.00%
Tactical Offensive Fixed Income Fund	0.00%	0.00%	16.70%	79.42%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

(3)	The percentage of this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

(4)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of the Funds total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund. Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

Adviser Managed Trust / Annual Report / July 31, 2020	59

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ADVISER MANAGED TRUST ANNUAL REPORT JULY 31, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

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AMT (7/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$87,705	$0	N/A	$80,790	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$417,252	$0	$0	$273,762	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2020	Fiscal Year 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g) The aggregate non-audit fees billed by KPMG for the fiscal years 2020 and 2019 were $417,252 and $273,762, respectively. Non-audit fees consist of a review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Equity Fund is listed below. The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Tactical Offensive Fixed Income Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund

July 31, 2020

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.9%

Australia — 0.7%
Afterpay*	916	$45
AGL Energy	2,743	33
AMP Ltd	14,727	15
Ampol	1,070	20
APA Group	5,060	40
Aristocrat Leisure Ltd	2,465	46
ASX Ltd	830	49
Aurizon Holdings Ltd	8,374	27
AusNet Services	8,002	10
Australia & New Zealand Banking Group Ltd	12,160	157
BHP Group	12,630	333
BlueScope Steel Ltd	2,165	17
Brambles Ltd	6,616	51
CIMIC Group Ltd	415	6
Coca-Cola Amatil Ltd	2,172	13
Cochlear Ltd	275	38
Coles Group Ltd	5,721	75
Commonwealth Bank of Australia	7,590	388
Computershare Ltd	2,085	20
Crown Resorts Ltd	1,600	10
CSL	1,946	377
Dexus‡	4,700	29
Evolution Mining	6,940	29
Fortescue Metals Group Ltd	7,258	91
Goodman Group‡	7,055	86
GPT Group‡	8,348	23
Insurance Australia Group	9,914	36
James Hardie Industries PLC	1,897	39
Lendlease	2,830	23
Macquarie Group Ltd	1,443	128
Magellan Financial Group	547	24
Medibank Pvt Ltd	11,812	24
Mirvac Group‡	16,857	25
National Australia Bank Ltd	13,704	174
Newcrest Mining Ltd	3,464	87
Northern Star Resources	3,172	35
Oil Search Ltd	8,459	18
Orica	1,733	22
Origin Energy Ltd	7,547	29
Qantas Airways	3,909	9
QBE Insurance Group Ltd	6,223	44
Ramsay Health Care	767	34
REA Group	226	18
Rio Tinto Ltd	1,591	116
Santos Ltd	7,589	29
Scentre Group‡	22,456	33
SEEK Ltd	1,432	22
Sonic Healthcare	1,935	45
South32	20,994	31
Stockland‡	10,217	23

Description	Shares	Market Value ($ Thousands)
Suncorp Group Ltd	5,409	$33
Sydney Airport	4,746	18
Tabcorp Holdings	8,695	22
Telstra Corp Ltd	17,866	43
TPG Telecom*	1,590	9
Transurban Group	11,727	116
Treasury Wine Estates Ltd	3,088	24
Tuas*	331	—
Vicinity Centres‡	16,638	16
Washington H Soul Pattinson & Co Ltd	461	6
Wesfarmers Ltd	4,863	162
Westpac Banking	15,486	190
WiseTech Global	614	9
Woodside Petroleum Ltd	4,040	58
Woolworths Group Ltd	5,409	150

		3,952

Austria — 0.0%
ANDRITZ AG	310	10
Erste Group Bank AG*	1,197	27
OMV	631	20
Raiffeisen Bank International AG*	633	11
Verbund AG	292	15
voestalpine AG	496	11

		94

Belgium — 0.1%
Ageas*	765	29
Anheuser-Busch InBev SA/NV	3,267	178
Colruyt SA	237	14
Elia Group	132	14
Groupe Bruxelles Lambert SA	548	48
KBC Group NV	1,071	61
Proximus SADP	653	13
Sofina	66	18
Solvay SA	318	25
Telenet Group Holding	196	8
UCB SA	542	70
Umicore SA	845	40

		518

China — 0.0%
BeiGene Ltd ADR*	200	42
China Lumena New Materials Corp* (A)	30,699	—

		42

Denmark — 0.2%
Ambu, Cl B	700	24
AP Moller - Maersk A/S, Cl A	13	15
AP Moller - Maersk A/S, Cl B	29	37
Carlsberg A/S, Cl B	459	68
Chr Hansen Holding A/S	452	51
Coloplast A/S, Cl B	509	87
Danske Bank A/S	2,954	48

1	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Demant A/S*	472	$15
DSV PANALPINA	907	125
Genmab A/S*	279	96
GN Store Nord	549	34
H Lundbeck A/S	298	11
Novo Nordisk A/S, Cl B	7,586	502
Novozymes A/S, Cl B	915	55
Orsted A/S	811	116
Pandora A/S	428	27
Tryg A/S	518	15
Vestas Wind Systems A/S	852	110

		1,436

Finland — 0.1%
Elisa OYJ	604	36
Fortum OYJ	1,890	39
Kone, Cl B	1,450	115
Neste Oyj	1,810	83
Nokia OYJ	24,198	116
Orion Oyj, Cl B	446	19
Sampo Oyj, Cl A	2,011	73
Stora Enso OYJ, Cl R	2,463	31
UPM-Kymmene OYJ	2,271	61
Wartsila OYJ Abp	1,873	16

		589

France — 1.0%
Accor SA	813	20
Aeroports de Paris	127	12
Air Liquide	2,029	335
Alstom SA	823	46
Amundi SA	260	20
Arkema SA	295	31
Atos SE	421	36
AXA SA	8,295	165
BioMerieux	178	29
BNP Paribas SA	4,822	195
Bollore SA	3,787	13
Bouygues SA	976	35
Bureau Veritas	1,260	28
Capgemini SE	690	89
Carrefour SA	2,597	41
Casino Guichard Perrachon SA	186	5
Cie de Saint-Gobain	2,218	82
Cie Generale des Etablissements Michelin SCA	728	76
CNP Assurances	735	9
Covivio‡	206	15
Credit Agricole SA	4,944	48
Danone SA	2,648	177
Dassault Aviation SA	11	9
Dassault Systemes SE	564	103
Edenred	1,044	52

Description	Shares	Market Value ($ Thousands)
Eiffage SA	357	$31
Electricite de France SA	2,663	27
Engie SA	7,836	105
EssilorLuxottica SA	1,219	162
Eurazeo SE	168	9
Eurofins Scientific	57	37
Faurecia SA	325	13
Gecina SA‡	196	25
Getlink SE	1,886	28
Hermes International	136	110
ICADE‡	128	8
Iliad SA	63	12
Ingenico Group SA	259	42
Ipsen	162	16
JCDecaux SA	365	6
Kering	325	185
Klepierre SA‡	843	15
La Francaise des Jeux SAEM	369	13
Legrand	1,144	89
L’Oreal SA	1,077	360
LVMH Moet Hennessy Louis Vuitton	1,191	516
Natixis SA	4,053	10
Orange SA	8,561	100
Orpea	222	28
Pernod Ricard SA	911	157
Peugeot SA	2,521	41
Publicis Groupe	928	30
Remy Cointreau SA	97	16
Renault SA	824	20
Safran SA	1,374	145
Sanofi	4,838	507
Sartorius Stedim Biotech	119	37
Schneider Electric SE	2,370	275
SCOR SE	680	18
SEB SA	97	16
Societe Generale SA	3,474	53
Sodexo SA	380	26
STMicroelectronics	2,734	77
Suez	1,484	20
Teleperformance	252	74
Thales SA	457	33
TOTAL SA	10,700	396
Ubisoft Entertainment SA*	388	32
Valeo	981	25
Veolia Environnement SA	2,312	53
Vinci SA	2,223	191
Vivendi SA	3,557	94
Wendel SA	115	11
Worldline*	588	51

		6,016

Germany — 0.9%
adidas AG	816	226

2	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Allianz	1,789	$373
Aroundtown SA	4,931	30
BASF	3,939	218
Bayer	4,212	280
Bayerische Motoren Werke	1,419	92
Beiersdorf AG	432	52
Brenntag AG	662	41
Carl Zeiss Meditec	173	18
Commerzbank AG	4,294	22
Continental AG	472	46
Covestro	745	29
Daimler AG	3,669	162
Delivery Hero*	549	63
Deutsche Bank AG	8,418	76
Deutsche Boerse AG	815	149
Deutsche Lufthansa AG	1,025	9
Deutsche Post	4,242	172
Deutsche Telekom AG	14,298	240
Deutsche Wohnen SE	1,463	71
E.ON SE	9,633	113
Evonik Industries AG	899	24
Fraport AG Frankfurt Airport Services Worldwide	179	7
Fresenius Medical Care AG & Co KGaA	914	81
Fresenius SE & Co KGaA	1,793	90
GEA Group AG*	656	24
Hannover Rueck SE	259	44
HeidelbergCement AG	637	36
Henkel AG & Co KGaA	445	39
HOCHTIEF AG	106	9
Infineon Technologies	5,363	134
KION Group	278	21
Knorr-Bremse	207	24
LANXESS AG	356	18
LEG Immobilien*	295	41
Merck KGaA	554	71
METRO AG	773	7
MTU Aero Engines AG	228	40
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	619	165
Nemetschek	248	18
Puma SE	356	28
QIAGEN*	990	49
RWE AG	2,506	95
SAP SE	4,478	708
Scout24	461	40
Siemens	3,280	420
Siemens Healthineers AG	643	33
Symrise, Cl A	552	69
TeamViewer*	557	30
Telefonica Deutschland Holding AG	4,474	12
thyssenkrupp AG	1,734	13

Description	Shares	Market Value ($ Thousands)
Uniper SE	864	$30
United Internet AG	440	20
Volkswagen AG	139	22
Vonovia SE	2,207	144
Zalando*	650	47

		5,135

Greece — 0.0%
FF Group* (A)	1,785	—

Hong Kong — 0.3%
AIA Group Ltd	51,800	468
ASM Pacific Technology Ltd	1,300	15
Bank of East Asia	5,600	13
BOC Hong Kong Holdings Ltd	16,000	45
Budweiser Brewing APAC	7,400	27
China Huishan Dairy Holdings Co Ltd* (A)	228,000	—
CK Asset Holdings Ltd	11,000	61
CK Hutchison Holdings Ltd	11,500	75
CK Infrastructure Holdings Ltd	3,000	16
CLP Holdings	7,000	66
Galaxy Entertainment Group Ltd	9,000	61
Hanergy Thin Film Power Group Ltd*	444,000	—
Hang Lung Properties Ltd	9,000	22
Hang Seng Bank Ltd	3,300	52
Henderson Land Development Co Ltd	6,000	22
HK Electric Investments & HK Electric Investments Ltd	11,500	12
HKT Trust & HKT Ltd	16,000	24
Hong Kong & China Gas	45,900	66
Hong Kong Exchanges & Clearing Ltd	5,100	244
Kerry Properties Ltd	2,500	6
Link‡	8,800	68
Melco Resorts & Entertainment ADR	900	15
MTR Corp Ltd	6,500	32
New World Development	6,500	32
NWS Holdings Ltd	7,000	5
PCCW Ltd	18,000	10
Power Assets Holdings	6,000	33
Sands China Ltd	10,400	40
Sino Land Co Ltd	14,000	17
SJM Holdings Ltd	8,000	9
Sun Hung Kai Properties Ltd	5,500	67
Swire Pacific Ltd, Cl A	2,000	10
Swire Properties Ltd	5,000	12
Techtronic Industries Co Ltd	6,000	63
WH Group Ltd	41,000	36
Wharf Real Estate Investment Co Ltd	8,000	28
Wynn Macau Ltd	6,800	12

		1,784

Ireland — 0.6%
Accenture PLC, Cl A	10,747	2,416
Alkermes PLC*	2,700	49

3	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
CRH PLC	3,365	$122
Eaton Corp PLC	6,728	627
Experian PLC	3,894	137
Jazz Pharmaceuticals PLC*	900	97
Kerry Group PLC, Cl A	681	90
Paddy Power Betfair PLC	662	101
Pentair PLC	2,800	120
Perrigo	2,300	122
Smurfit Kappa Group	967	32

		3,913

Israel — 0.1%
Azrieli Group	181	9
Bank Hapoalim BM	4,866	29
Bank Leumi Le-Israel	6,288	31
Check Point Software Technologies*	500	63
Elbit Systems Ltd	114	16
ICL Group	3,017	10
Israel Discount Bank, Cl A	4,988	15
Mizrahi Tefahot Bank Ltd	604	12
Nice Ltd*	266	54
Teva Pharmaceutical Industries ADR*	4,700	54
Wix.com Ltd*	200	58

		351

Italy — 0.2%
Assicurazioni Generali SpA*	4,717	71
Atlantia SpA	2,125	34
CNH Industrial NV	4,381	30
Davide Campari-Milano	1,037	10
DiaSorin	108	21
Enel SpA	34,879	319
Eni SpA	10,911	97
EXOR NV	465	26
Ferrari	540	97
Fiat Chrysler Automobiles	4,703	48
FinecoBank Banca Fineco	2,612	38
Infrastrutture Wireless Italiane	1,030	10
Intesa Sanpaolo SpA	63,812	129
Leonardo SpA	1,733	11
Mediobanca Banca di Credito Finanziario	2,660	21
Moncler SpA	830	32
Nexi*	1,614	29
Pirelli & C	1,714	7
Poste Italiane	2,240	21
Prysmian SpA	1,034	26
Recordati SpA	448	24
Snam SpA	8,741	47
Telecom Italia	35,894	14
Telecom Italia SpA/Milano	25,842	10
Terna Rete Elettrica Nazionale	6,039	45
UniCredit SpA	9,096	83

		1,300

Description	Shares	Market Value ($ Thousands)
Japan — 2.3%
ABC-Mart Inc	100	$5
Acom	1,700	6
Advantest	900	49
Aeon Co Ltd	2,800	66
Aeon Mall Co Ltd	400	5
AGC Inc/Japan	800	22
Air Water Inc	800	10
Aisin Seiki Co Ltd	700	20
Ajinomoto Co Inc	2,000	36
Alfresa Holdings Corp	800	16
Amada	1,400	9
ANA Holdings Inc	500	10
Aozora Bank	500	8
Asahi Group Holdings	1,700	55
Asahi Intecc Co Ltd	800	22
Asahi Kasei	5,400	38
Astellas Pharma Inc	8,000	125
Bandai Namco Holdings Inc	900	50
Bank of Kyoto Ltd/The	200	7
Benesse Holdings	300	8
Bridgestone Corp	2,300	67
Brother Industries Ltd	1,000	15
Calbee	400	13
Canon Inc	4,300	68
Casio Computer Co Ltd	800	13
Central Japan Railway Co	600	72
Chiba Bank Ltd/The	2,300	10
Chubu Electric Power Co Inc	2,800	33
Chugai Pharmaceutical Co Ltd	2,900	130
Chugoku Electric Power Co Inc/The	1,300	16
Coca-Cola Bottlers Japan Holdings Inc	500	7
Concordia Financial Group Ltd	4,500	13
Cosmos Pharmaceutical	100	18
CyberAgent	400	23
Dai Nippon Printing	1,000	22
Daicel Corp	1,100	7
Daifuku Co Ltd	400	36
Dai-ichi Life Holdings Inc	4,600	54
Daiichi Sankyo Co Ltd	2,400	210
Daikin Industries Ltd	1,100	192
Daito Trust Construction Co Ltd	300	24
Daiwa House Industry	2,400	53
Daiwa House Investment Corp, Cl A‡	9	23
Daiwa Securities Group	6,200	27
Denso Corp	1,900	70
Dentsu Group	900	20
Disco Corp	100	24
East Japan Railway Co	1,300	75
Eisai Co Ltd	1,100	88
Electric Power Development Co Ltd	600	8
ENEOS Holdings	13,200	46

4	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
FamilyMart	1,100	$25
FANUC	800	134
Fast Retailing	300	159
Fuji Electric Co Ltd	500	14
FUJIFILM Holdings Corp	1,500	67
Fujitsu Ltd	800	107
Fukuoka Financial Group Inc	700	10
GLP J-Reit‡	16	27
GMO Payment Gateway	200	21
Hakuhodo DY Holdings Inc	1,000	11
Hamamatsu Photonics KK	600	26
Hankyu Hanshin Holdings Inc	1,000	29
Hikari Tsushin Inc	100	22
Hino Motors Ltd	1,200	7
Hirose Electric	100	10
Hisamitsu Pharmaceutical Co Inc	200	9
Hitachi Construction Machinery Co Ltd	500	14
Hitachi Ltd	4,200	124
Hitachi Metals Ltd	900	12
Honda Motor Co Ltd	7,000	167
Hoshizaki	200	15
Hoya	1,600	158
Hulic Co Ltd	1,300	11
Idemitsu Kosan	800	17
Iida Group Holdings Co Ltd	600	9
Inpex	4,400	25
Isetan Mitsukoshi Holdings Ltd	1,500	7
Isuzu Motors Ltd	2,400	20
Ito En	200	12
ITOCHU Corp	5,800	126
Itochu Techno-Solutions	400	16
Japan Airlines	500	8
Japan Airport Terminal Co Ltd	200	7
Japan Exchange Group Inc	2,200	52
Japan Post Bank Co Ltd	1,700	13
Japan Post Holdings Co Ltd	6,800	46
Japan Post Insurance	1,000	13
Japan Prime Realty Investment Corp‡	3	8
Japan Real Estate Investment‡	6	31
Japan Retail Fund Investment Corp‡	11	13
Japan Tobacco Inc	5,200	89
JFE Holdings Inc	2,100	14
JGC Holdings	900	9
JSR	900	19
JTEKT Corp	900	6
Kajima Corp	1,900	21
Kakaku.com	600	14
Kamigumi Co Ltd	400	7
Kansai Electric Power Co Inc/The	3,000	28
Kansai Paint Co Ltd	800	15
Kao	2,100	152
Kawasaki Heavy Industries Ltd	600	8

Description	Shares	Market Value ($ Thousands)
KDDI Corp	7,100	$219
Keihan Holdings Co Ltd	400	16
Keikyu Corp	1,000	13
Keio Corp	400	20
Keisei Electric Railway Co Ltd	600	15
Keyence Corp	800	335
Kikkoman Corp	600	28
Kintetsu Group Holdings Co Ltd	700	27
Kirin Holdings Co Ltd	3,500	67
Kobayashi Pharmaceutical Co Ltd	200	18
Kobe Bussan	300	19
Koito Manufacturing Co Ltd	500	20
Komatsu Ltd	3,800	74
Konami Holdings Corp	400	12
Kose Corp	100	10
Kubota	4,400	63
Kuraray Co Ltd	1,400	14
Kurita Water Industries Ltd	400	11
Kyocera Corp	1,400	77
Kyowa Hakko Kirin Co Ltd	1,200	30
Kyushu Electric Power Co Inc	1,600	13
Kyushu Railway Co	600	12
Lasertec	300	26
Lawson Inc	200	10
LINE Corp*	300	16
Lion Corp	1,000	26
LIXIL Group Corp	1,100	15
M3 Inc	1,900	97
Makita Corp	1,000	38
Marubeni Corp	7,100	33
Marui Group	800	12
Maruichi Steel Tube Ltd	200	5
Mazda Motor	2,400	13
McDonald’s Holdings Co Japan Ltd	300	14
Mebuki Financial Group Inc	4,000	9
Medipal Holdings Corp	800	15
MEIJI Holdings Co Ltd	500	39
Mercari*	400	17
MINEBEA MITSUMI Inc	1,600	26
MISUMI Group	1,200	28
Mitsubishi Chemical Holdings Corp	5,500	29
Mitsubishi Corp	5,800	116
Mitsubishi Electric Corp	7,800	101
Mitsubishi Estate Co Ltd	5,100	73
Mitsubishi Gas Chemical	700	11
Mitsubishi Heavy Industries Ltd	1,400	32
Mitsubishi Materials Corp	500	10
Mitsubishi Motors Corp	2,900	6
Mitsubishi UFJ Financial Group Inc	52,400	195
Mitsubishi UFJ Lease & Finance Co Ltd	1,700	7
Mitsui & Co Ltd	7,100	106
Mitsui Chemicals Inc	800	15

5	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Mitsui Fudosan Co Ltd	4,000	$62
Miura	400	15
Mizuho Financial Group Inc	103,500	125
MonotaRO Co Ltd	500	21
MS&AD Insurance Group Holdings Inc	1,900	47
Murata Manufacturing Co Ltd	2,500	156
Nabtesco Corp	500	15
Nagoya Railroad Co Ltd	800	20
NEC Corp	1,100	61
Nexon Co Ltd	2,100	54
NGK Insulators Ltd	1,100	14
NGK Spark Plug Co Ltd	700	9
NH Foods Ltd	400	18
Nidec	1,900	151
Nihon M&A Center	600	29
Nikon Corp	1,300	9
Nintendo Co Ltd	500	220
Nippon Building Fund‡	5	28
Nippon Express Co Ltd	300	14
Nippon Paint Holdings Co Ltd	600	41
Nippon Prologis Inc‡	9	31
Nippon Shinyaku	200	15
Nippon Steel Corp	3,500	28
Nippon Telegraph & Telephone Corp	5,500	127
Nippon Yusen	700	9
Nissan Chemical	500	26
Nissan Motor Co Ltd	10,000	34
Nisshin Seifun Group Inc	900	14
Nissin Foods Holdings Co Ltd	300	27
Nitori Holdings Co Ltd	300	66
Nitto Denko Corp	700	39
Nomura Holdings Inc	13,500	63
Nomura Real Estate Holdings Inc	500	8
Nomura Real Estate Master Fund‡	18	22
Nomura Research Institute Ltd	1,400	37
NSK Ltd	1,500	10
NTT Data	2,700	30
NTT DOCOMO Inc	5,000	137
Obayashi Corp	2,800	25
Obic Co Ltd	300	54
Odakyu Electric Railway Co Ltd	1,300	27
Oji Holdings Corp	3,700	15
Olympus Corp	5,000	89
Omron Corp	800	57
Ono Pharmaceutical Co Ltd	1,600	45
Oracle Corp Japan	200	24
Oriental Land Co Ltd/Japan	900	108
ORIX	5,700	61
Orix JREIT‡	11	14
Osaka Gas Co Ltd	1,600	29
Otsuka Corp	500	26
Otsuka Holdings	1,700	70

Description	Shares	Market Value ($ Thousands)
Pan Pacific International Holdings Corp	1,800	$41
Panasonic Corp	9,500	81
Park24 Co Ltd	500	7
PeptiDream*	400	16
Persol Holdings Co Ltd	800	10
Pigeon	500	19
Pola Orbis Holdings Inc	400	7
Rakuten Inc	3,700	34
Recruit Holdings Co Ltd	5,500	170
Renesas Electronics Corp*	3,300	18
Resona Holdings Inc	9,000	29
Ricoh Co Ltd	2,900	19
Rinnai Corp	200	16
Rohm Co Ltd	400	25
Ryohin Keikaku	1,000	12
Santen Pharmaceutical Co Ltd	1,500	25
SBI Holdings Inc/Japan	1,000	21
SCSK	200	10
Secom	900	77
Sega Sammy Holdings	700	8
Seibu Holdings Inc	900	8
Seiko Epson Corp	1,200	13
Sekisui Chemical Co Ltd	1,600	22
Sekisui House	2,700	49
Seven & i Holdings Co Ltd	3,200	97
Seven Bank Ltd	2,500	6
SG Holdings Co Ltd	700	26
Sharp Corp/Japan	900	9
Shimadzu Corp	1,000	25
Shimamura Co Ltd	100	7
Shimano Inc	300	65
Shimizu Corp	2,400	17
Shin-Etsu Chemical	1,500	174
Shinsei Bank Ltd	700	8
Shionogi & Co Ltd	1,200	71
Shiseido Co Ltd	1,700	94
Shizuoka Bank Ltd/The	1,800	12
Showa Denko KK	600	12
SMC Corp/Japan	200	104
Softbank Corp	8,200	110
SoftBank Group Corp	6,700	418
Sohgo Security Services Co Ltd	300	14
Sompo Holdings Inc	1,400	46
Sony Corp	5,500	420
Square Enix Holdings	400	21
Stanley Electric Co Ltd	600	14
Subaru Corp	2,600	49
SUMCO Corp	1,100	17
Sumitomo Chemical Co Ltd	6,400	18
Sumitomo Corp	5,100	56
Sumitomo Dainippon Pharma	800	10
Sumitomo Electric Industries	3,200	35

6	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Sumitomo Heavy Industries Ltd	500	$10
Sumitomo Metal Mining Co Ltd	1,000	30
Sumitomo Mitsui Financial Group Inc	5,600	148
Sumitomo Mitsui Trust Holdings Inc	1,500	38
Sumitomo Realty & Development	1,300	33
Sumitomo Rubber Industries Ltd	700	6
Sundrug Co Ltd	300	10
Suntory Beverage & Food Ltd	600	23
Suzuken	300	11
Suzuki Motor Corp	1,600	53
Sysmex Corp	700	54
T&D Holdings	2,300	19
Taiheiyo Cement Corp	500	11
Taisei	800	27
Taisho Pharmaceutical Holdings	100	6
Taiyo Nippon Sanso	700	11
Takeda Pharmaceutical Co Ltd	6,800	242
TDK Corp	600	66
Teijin Ltd	800	12
Terumo Corp	2,800	105
THK Co Ltd	500	12
TIS	1,000	22
Tobu Railway Co Ltd	800	22
Toho Co Ltd/Tokyo	500	15
Toho Gas Co Ltd	300	13
Tohoku Electric Power Co Inc	1,800	17
Tokio Marine Holdings Inc	2,700	113
Tokyo Century Corp	200	11
Tokyo Electric Power Holdings*	6,200	16
Tokyo Electron Ltd	600	163
Tokyo Gas	1,600	34
Tokyu Corp	2,200	24
Tokyu Fudosan Holdings	2,600	10
Toppan Printing Co Ltd	1,100	16
Toray Industries Inc	6,000	26
Toshiba	1,700	51
Tosoh Corp	1,100	15
TOTO Ltd	600	22
Toyo Suisan Kaisha Ltd	400	24
Toyoda Gosei Co Ltd	300	6
Toyota Industries Corp	600	30
Toyota Motor Corp	9,100	535
Toyota Tsusho Corp	900	23
Trend Micro Inc/Japan	600	35
Tsuruha Holdings Inc	200	28
Unicharm Corp	1,700	77
United Urban Investment Corp‡	13	13
USS Co Ltd	900	13
Welcia Holdings	200	18
West Japan Railway Co	700	30
Yakult Honsha Co Ltd	500	28
Yamada Denki Co Ltd	3,100	13

Description	Shares	Market Value ($ Thousands)
Yamaha	600	$28
Yamaha Motor Co Ltd	1,200	17
Yamato Holdings Co Ltd	1,300	33
Yamazaki Baking Co Ltd	500	8
Yaskawa Electric Corp	1,000	33
Yokogawa Electric Corp	1,000	15
Yokohama Rubber Co Ltd/The	500	6
Z Holdings	11,400	60
ZOZO Inc	500	14

		14,053

Luxembourg — 0.0%
SES, Cl A	1,645	11
Tenaris SA	2,019	12

		23

Netherlands — 0.5%
ABN AMRO Group NV	1,812	15
Adyen NV*	77	129
Aegon NV	7,671	23
AerCap Holdings NV*	600	16
Airbus SE	2,518	185
Akzo Nobel NV	856	81
Altice Europe, Cl A*	2,668	13
ArcelorMittal	3,072	34
ASML Holding NV	1,825	647
Galapagos*	180	33
Heineken	1,112	108
Heineken Holding NV	494	43
ING Groep NV	16,706	116
Just Eat Takeaway.com*	520	56
Koninklijke Ahold Delhaize	4,721	137
Koninklijke DSM NV	739	113
Koninklijke KPN NV	15,327	40
Koninklijke Philips NV	3,955	205
Koninklijke Vopak NV	301	16
NN Group NV	1,252	46
Prosus*	2,090	203
Randstad NV	511	25
Royal Dutch Shell, Cl A	17,468	257
Royal Dutch Shell PLC, Cl B	16,160	229
Unibail-Rodamco-Westfield‡	593	31
Unilever	6,263	371
Wolters Kluwer NV	1,171	93

		3,265

New Zealand — 0.0%
a2 Milk Co Ltd *	3,155	44
Auckland International Airport Ltd	5,207	22
Fisher & Paykel Healthcare Corp Ltd	2,462	59
Mercury NZ	2,919	9
Meridian Energy Ltd	5,492	18
Ryman Healthcare Ltd	1,713	15

7	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Spark New Zealand Ltd	7,868	$26

		193

Norway — 0.1%
DNB ASA*	4,062	62
Equinor	4,293	63
Gjensidige Forsikring ASA	857	18
Mowi ASA	1,885	34
Norsk Hydro ASA	5,755	16
Orkla ASA	3,219	32
Schibsted ASA, Cl B	420	14
Telenor ASA	3,094	48
Yara International ASA	759	32

		319

Panama — 0.0%
Copa Holdings SA, Cl A	500	21

Portugal — 0.0%
EDP - Energias de Portugal SA	10,960	55
Galp Energia SGPS	2,144	23
Jeronimo Martins SGPS SA	1,077	18

		96

Singapore — 0.1%
Ascendas Real Estate Investment Trust‡	13,200	34
CapitaLand Commercial Trust‡	11,600	14
CapitaLand Ltd	10,900	22
CapitaLand Mall Trust‡	11,100	15
City Developments Ltd	1,900	11
Dairy Farm International Holdings Ltd	1,400	6
DBS Group Holdings Ltd	7,700	111
Genting Singapore Ltd	26,000	14
Hongkong Land Holdings Ltd	4,900	19
Jardine Cycle & Carriage Ltd	400	6
Jardine Matheson Holdings Ltd	900	37
Jardine Strategic Holdings Ltd	900	18
Keppel Corp Ltd	6,200	24
Mapletree Commercial Trust‡	9,200	12
Mapletree Logistics Trust‡	11,400	18
Oversea-Chinese Banking Corp Ltd	14,200	89
Singapore Airlines Ltd	5,800	14
Singapore Exchange Ltd	3,500	21
Singapore Technologies Engineering	6,700	16
Singapore Telecommunications Ltd	35,100	63
Suntec Real Estate Investment Trust‡	8,400	8
United Overseas Bank Ltd	5,100	72
UOL Group Ltd	2,000	10
Venture Corp Ltd	1,200	16
Wilmar International Ltd	8,200	28
Yangzijiang Shipbuilding Holdings Ltd	11,000	7

		705

Description	Shares	Market Value ($ Thousands)
South Korea — 0.0%
Medytox	5	$1

Spain — 0.2%
ACS Actividades de Construccion y
Servicios SA	484	11
Aena SME SA	289	38
Amadeus IT Group SA, Cl A	1,849	93
Banco Bilbao Vizcaya Argentaria SA	28,581	89
Banco Santander SA	71,243	152
Bankinter SA	2,886	15
CaixaBank SA	15,373	33
Cellnex Telecom	1,074	68
Enagas SA	1,067	27
Endesa SA	1,363	39
Ferrovial SA	2,075	51
Grifols	1,278	37
Iberdrola	25,473	329
Industria de Diseno Textil SA	4,677	124
Mapfre SA	4,617	8
Naturgy Energy Group	1,268	24
Red Electrica Corp SA	1,857	36
Repsol SA	2,655	21
Siemens Gamesa Renewable Energy SA	1,021	24
Telefonica SA	21,203	89

		1,308

Sweden — 0.3%
Alfa Laval	1,346	32
Assa Abloy AB, Cl B	4,297	94
Atlas Copco AB, Cl A	3,026	134
Atlas Copco AB, Cl B	1,502	58
Boliden	1,172	32
Electrolux AB	967	18
Epiroc, Cl A	1,882	26
Epiroc AB, Cl B	2,606	36
Equities*	1,021	24
Essity AB, Cl B	2,602	86
Evolution Gaming Group	545	37
Hennes & Mauritz AB, Cl B	3,445	54
Hexagon, Cl B	1,207	79
Husqvarna, Cl B	1,791	17
ICA Gruppen AB*	432	21
Industrivarden AB, Cl C	681	17
Investment Latour, Cl B	635	13
Investor AB, Cl B	1,954	115
Kinnevik	1,036	36
L E Lundbergforetagen AB, Cl B	326	15
Lundin Energy	797	19
Nibe Industrier, Cl B	1,335	32
Nordea Bank Abp*	13,889	108
Sandvik AB	4,836	90
Securitas AB, Cl B	1,343	20

10	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Skandinaviska Enskilda Banken AB, Cl A	6,978	$68
Skanska AB, Cl B	1,457	29
SKF AB, Cl B	1,628	30
Svenska Cellulosa, Cl B	2,601	32
Svenska Handelsbanken AB, Cl A	6,668	63
Swedbank AB, Cl A	3,883	63
Swedish Match AB	728	56
Tele2 AB, Cl B	2,143	30
Telefonaktiebolaget LM Ericsson, Cl B	12,520	144
Telia Co AB	10,854	42
Volvo AB, Cl B	6,370	110

		1,880

Switzerland — 1.0%
ABB Ltd	7,899	198
Adecco Group AG	665	32
Alcon Inc	2,108	127
Baloise Holding AG	199	30
Banque Cantonale Vaudoise	129	14
Barry Callebaut	13	27
Chocoladefabriken Lindt & Spruengli AG	5	39
Cie Financiere Richemont SA	2,238	139
Clariant AG	1,001	19
Coca-Cola HBC AG	857	23
Credit Suisse Group AG*	10,410	111
EMS-Chemie Holding AG	35	30
Geberit	159	88
Givaudan	40	165
Julius Baer Group Ltd	959	42
Kuehne + Nagel International AG	232	40
LafargeHolcim Ltd	2,243	106
Logitech International	705	51
Lonza Group AG	319	199
Nestle SA	12,761	1,517
Novartis AG	9,211	764
Partners Group Holding AG	80	78
Roche Holding AG	3,012	1,047
Schindler Holding	175	44
Schindler Holding AG	86	21
SGS SA	26	68
Sika AG	608	134
Sonova Holding AG	235	53
Straumann Holding AG	44	43
Swatch Group	122	26
Swatch Group AG/The	236	9
Swiss Life Holding AG	137	50
Swiss Prime Site AG	324	30
Swiss Re AG	1,264	100
Swisscom AG	111	59
Temenos AG	281	42
UBS Group*	15,718	185
Vifor Pharma AG	195	28

Description	Shares	Market Value ($ Thousands)
Zurich Insurance Group AG	642	$237

		6,015

United Kingdom — 1.2%
3i Group PLC	4,172	49
Admiral Group PLC	819	26
Anglo American PLC	5,265	129
Antofagasta PLC	1,689	23
Ashtead Group PLC	1,932	62
Associated British Foods PLC	1,528	35
AstraZeneca	5,626	630
Auto Trader Group PLC	4,138	29
AVEVA Group	277	15
Aviva PLC	16,821	58
BAE Systems PLC	13,744	88
Barclays	74,266	98
Barratt Developments	4,363	29
Berkeley Group Holdings PLC	539	31
BHP Group PLC	9,056	197
BP PLC	86,842	314
British American Tobacco PLC	9,835	326
British Land‡	3,772	18
BT Group, Cl A	38,148	49
Bunzl PLC	1,443	42
Burberry Group	1,735	29
Compass Group	7,650	105
Croda International PLC	552	41
DCC PLC	422	38
Diageo PLC	10,022	368
Direct Line Insurance Group	5,897	23
Evraz	2,176	8
Ferguson	966	86
GlaxoSmithKline PLC	21,509	432
Glencore PLC	42,840	98
GVC Holdings PLC	2,498	22
Halma	1,628	47
Hargreaves Lansdown PLC	1,424	33
Hikma Pharmaceuticals	741	21
HSBC Holdings	87,101	391
Imperial Brands PLC	4,058	68
Informa	6,442	31
InterContinental Hotels Group PLC	742	34
Intertek Group PLC	692	49
ITV	15,529	12
J Sainsbury PLC	7,595	19
JD Sports Fashion	1,877	15
Johnson Matthey PLC	829	24
Kingfisher PLC	9,043	29
Kingspan Group PLC	659	47
Land Securities Group PLC‡	3,018	23
Legal & General Group	25,575	72
Lloyds Banking Group PLC	301,334	104
London Stock Exchange Group PLC	1,350	150

11	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
M&G	11,144	$23
Melrose Industries PLC	20,823	23
Mondi	2,086	37
National Grid PLC	15,047	178
Natwest Group	20,734	29
Next PLC	570	41
NMC Health PLC*	3,417	—
Ocado Group*	1,981	53
Pearson PLC	3,293	23
Persimmon PLC	1,366	43
Prudential PLC	11,154	162
Reckitt Benckiser Group PLC	3,043	308
RELX PLC	8,291	176
Rentokil Initial	7,926	56
Rio Tinto PLC	4,809	291
Rolls-Royce Holdings PLC	8,279	25
RSA Insurance Group PLC	4,425	25
Sage Group PLC/The	4,681	45
Schroders PLC	533	21
Segro PLC‡	5,056	64
Severn Trent PLC	1,022	33
Smith & Nephew PLC	3,750	75
Smiths Group PLC	1,698	30
Spirax-Sarco Engineering	315	43
SSE PLC	4,417	75
St. James’s Place	2,294	28
Standard Chartered PLC	11,648	59
Standard Life Aberdeen PLC	9,980	33
Taylor Wimpey	15,612	24
Tesco PLC	42,002	120
Unilever PLC	5,010	301
United Utilities Group PLC	2,927	35
Vodafone Group PLC	114,789	174
Whitbread PLC	865	25
Wm Morrison Supermarkets PLC	10,319	25
WPP PLC	5,307	40

		7,410

United States — 84.0%

Communication Services — 8.8%
Activision Blizzard Inc	12,900	1,066
Alphabet Inc, Cl C*	5,059	7,502
Alphabet Inc, Cl A*	5,088	7,571
Altice USA, Cl A*	5,427	147
AT&T Inc	120,766	3,572
Cable One Inc	37	67
CenturyLink	18,500	179
Charter Communications Inc, Cl A*	2,490	1,444
Comcast Corp, Cl A	76,700	3,283
Discovery Inc, Cl A*	2,600	55
Discovery Inc, Cl C*	5,500	104
DISH Network Corp, Cl A*	4,200	135
Electronic Arts Inc*	4,800	680

Description	Shares	Market Value ($ Thousands)
Facebook Inc, Cl A*	40,706	$10,326
Fox Corp	8,405	216
GCI Liberty Inc*	1,700	133
IAC*	1,249	165
Interpublic Group of Cos Inc/The	6,545	118
John Wiley & Sons Inc, Cl A	700	24
Liberty Broadband Corp, Cl C*	1,800	247
Liberty Broadband Corp, Cl A*	400	54
Liberty Media Corp-Liberty Formula One, Cl A*	400	13
Liberty Media Corp-Liberty Formula One, Cl C*	3,300	117
Liberty Media Corp-Liberty SiriusXM, Cl A*	1,400	49
Liberty Media -Liberty SiriusXM, Cl C*	2,900	102
Lions Gate Entertainment, Cl A*	1,000	8
Lions Gate Entertainment Corp, Cl B*	1,900	14
Live Nation Entertainment Inc*	2,352	110
Madison Square Garden Entertainment*	339	24
Madison Square Garden Sports*	339	52
Match Group*	3,698	380
Netflix Inc*	7,200	3,520
New York Times, Cl A	2,800	129
News Corp	2,000	26
News Corp, Cl A	6,600	84
Nexstar Media Group Inc, Cl A	730	64
Omnicom Group Inc	3,600	193
Pinterest, Cl A*	6,800	233
Roku Inc, Cl A*	1,730	268
Sirius XM Holdings	19,901	117
Spotify Technology*	2,251	580
Take-Two Interactive Software Inc*	1,900	312
Telephone & Data Systems Inc	1,700	33
T-Mobile US Inc*	8,935	959
TripAdvisor Inc	1,700	34
Twitter Inc*	13,000	473
United States Cellular Corp*	200	6
Verizon Communications Inc	70,180	4,034
ViacomCBS, Cl B	9,200	240
ViacomCBS	200	6
Walt Disney Co/The	30,600	3,578
World Wrestling Entertainment Inc, Cl A	800	37
Zillow Group Inc, Cl A*	1,000	68
Zillow Group Inc, Cl C*	2,300	157
Zynga, Cl A*	15,027	148

		53,256

Consumer Discretionary — 9.9%
Advance Auto Parts Inc	1,100	165
Amazon.com Inc*	7,191	22,757
Aramark	3,900	82
AutoNation Inc*	1,000	51
AutoZone Inc*	370	447
Best Buy Co Inc	3,900	388

12	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Booking Holdings Inc*	698	$1,160
BorgWarner Inc	3,500	128
Bright Horizons Family Solutions Inc*	1,024	110
Brunswick Corp/DE	1,300	87
Burlington Stores Inc*	1,073	202
Capri Holdings Ltd*	2,400	36
CarMax Inc*	2,700	262
Carnival Corp	7,989	111
Carter’s Inc	700	55
Carvana Co, Cl A*	900	139
Chegg*	2,000	162
Chipotle Mexican Grill, Cl A*	503	581
Choice Hotels International Inc	600	50
Columbia Sportswear Co	500	38
Darden Restaurants Inc	2,200	167
Delphi Automotive PLC	4,500	350
Dick’s Sporting Goods Inc	1,000	46
Dollar General Corp	4,300	819
Dollar Tree Inc*	4,000	373
Domino’s Pizza Inc	683	264
DR Horton Inc	5,606	371
Dunkin’ Brands Group Inc	1,400	96
eBay Inc	11,300	625
Etsy Inc*	2,000	237
Expedia Group Inc	2,300	186
Extended Stay America	3,000	34
Five Below Inc*	900	98
Floor & Decor Holdings Inc, Cl A*	1,400	92
Foot Locker Inc	1,700	50
Ford Motor Co	65,900	436
frontdoor Inc*	1,400	59
Gap Inc/The	3,100	41
Garmin Ltd	2,500	246
General Motors Co	21,100	525
Gentex Corp	4,100	111
Genuine Parts Co	2,400	216
Graham Holdings, Cl B	31	12
Grand Canyon Education*	739	66
Grubhub*	1,600	116
H&R Block Inc	3,300	48
Hanesbrands Inc	5,900	83
Harley-Davidson Inc	2,600	68
Hasbro Inc	2,131	155
Hilton Worldwide Holdings Inc	4,600	345
Home Depot	18,230	4,840
Hyatt Hotels Corp, Cl A	600	29
Kohl’s Corp	2,600	50
L Brands Inc	3,900	95
Las Vegas Sands Corp	5,600	244
Lear Corp	1,039	115
Leggett & Platt	2,267	91
Lennar Corp, Cl A	4,600	333

Description	Shares	Market Value ($ Thousands)
Lennar Corp, Cl B	300	$16
LKQ Corp*	5,100	144
Lowe’s	12,800	1,906
Lululemon Athletica Inc*	1,927	627
Marriott International Inc/MD, Cl A	4,500	377
Mattel Inc*	5,800	64
McDonald’s	12,647	2,457
MGM Resorts International	8,000	129
Mohawk Industries Inc*	935	75
Newell Brands	6,500	107
NIKE Inc, Cl B	20,505	2,002
Nordstrom Inc	1,800	25
Norwegian Cruise Line Holdings Ltd*	4,332	59
NVR Inc*	54	212
Ollie’s Bargain Outlet Holdings Inc*	900	95
O’Reilly Automotive Inc*	1,233	589
Peloton Interactive, Cl A*	1,700	116
Penske Automotive Group Inc	500	22
Planet Fitness, Cl A*	1,400	73
Polaris	1,024	106
Pool Corp	682	216
PulteGroup Inc	4,500	196
PVH Corp	1,200	58
Qurate Retail Inc, Cl A*	6,400	70
Ralph Lauren Corp, Cl A	800	57
Ross Stores	5,943	533
Royal Caribbean Cruises Ltd	2,900	141
Service Corp International/US	2,900	126
ServiceMaster Global Holdings Inc*	2,200	90
Six Flags Entertainment Corp	1,300	23
Skechers USA, Cl A*	2,270	67
Starbucks	19,800	1,515
Tapestry Inc	4,700	63
Target Corp	8,500	1,070
Tempur Sealy International Inc*	835	68
Tesla Inc*	2,478	3,545
Thor Industries	900	103
Tiffany & Co	2,000	251
TJX Cos Inc/The	20,300	1,055
Toll Brothers Inc	2,000	76
Tractor Supply	2,000	286
Ulta Beauty Inc*	900	174
Under Armour Inc, Cl A*	3,200	34
Under Armour Inc, Cl C*	3,200	30
Vail Resorts Inc	700	134
VF	5,500	332
Wayfair Inc, Cl A*	1,158	308
Wendy’s Co/The	3,000	70
Whirlpool Corp	1,047	171
Williams-Sonoma Inc	1,300	113
Wyndham Destinations Inc	1,400	37
Wyndham Hotels & Resorts Inc	1,500	66

11	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Wynn Resorts Ltd	1,700	$123
Yum China Holdings Inc	6,100	313
Yum! Brands Inc	5,100	464

		60,322

Consumer Staples — 5.5%
Altria Group Inc	31,500	1,296
Archer-Daniels-Midland Co	9,400	402
Beyond Meat*	842	106
Boston Beer Co Inc/The, Cl A*	163	132
Brown-Forman Corp, Cl B	3,100	215
Brown-Forman Corp, Cl A	800	51
Bunge	2,300	100
Campbell Soup Co	3,000	149
Casey’s General Stores	668	106
Church & Dwight Co Inc	4,200	405
Clorox Co/The	2,100	497
Coca-Cola	65,426	3,091
Coca-Cola European Partners	900	37
Colgate-Palmolive Co	14,300	1,104
Conagra Brands Inc	8,200	307
Constellation Brands Inc, Cl A	2,661	474
Costco Wholesale Corp	7,517	2,447
Coty Inc, Cl A	4,900	18
Energizer Holdings Inc	1,063	53
Estee Lauder Cos Inc/The, Cl A	3,700	731
Flowers Foods Inc	3,300	75
General Mills Inc	10,220	647
Grocery Outlet Holding*	1,200	53
Hain Celestial Group Inc/The*	1,400	47
Herbalife Nutrition*	1,700	87
Hershey Co/The	2,455	357
Hormel Foods Corp	4,700	239
Ingredion Inc	1,100	95
J M Smucker	1,900	208
Kellogg Co	4,200	290
Keurig Dr Pepper Inc	5,785	177
Kimberly-Clark	5,700	867
Kraft Heinz Co/The	10,900	375
Kroger	13,100	456
Lamb Weston Holdings Inc	2,500	150
McCormick & Co Inc/MD	2,100	409
Molson Coors Beverage, Cl B	2,985	112
Mondelez International Inc, Cl A	23,900	1,326
Monster Beverage Corp*	6,200	487
Nu Skin Enterprises Inc, Cl A	900	40
PepsiCo Inc	23,514	3,237
Philip Morris International	26,300	2,020
Pilgrim’s Pride Corp*	900	14
Post Holdings Inc*	1,100	98
Procter & Gamble Co/The	41,224	5,405
Reynolds Consumer Products	800	27
Seaboard Corp	4	11

Description	Shares	Market Value ($ Thousands)
Spectrum Brands Holdings Inc	700	$38
Sprouts Farmers Market Inc*	2,000	53
Sysco Corp	8,200	433
TreeHouse Foods Inc*	900	39
Tyson Foods, Cl A	4,900	301
US Foods Holding Corp*	3,710	75
Walgreens Boots Alliance Inc	12,400	505
Walmart Inc	23,631	3,058

		33,532

Energy — 2.0%
Antero Midstream	4,800	27
Apache Corp	6,374	98
Baker Hughes a GE Co, Cl A	11,100	172
Cabot Oil & Gas Corp	6,665	125
Cheniere Energy*	3,900	193
Chevron Corp	31,700	2,661
Cimarex Energy Co	1,700	42
Concho Resources Inc	3,300	173
ConocoPhillips	18,200	681
Continental Resources Inc/OK	1,300	22
Devon Energy Corp	6,500	68
Diamondback Energy Inc	2,700	108
EOG Resources	9,900	464
EQT Corp	4,300	62
Equitrans Midstream Corp	6,900	67
Exxon Mobil Corp	71,672	3,016
Halliburton Co	14,800	212
Helmerich & Payne Inc	1,800	32
Hess Corp	4,600	226
HollyFrontier	2,500	69
Kinder Morgan Inc/DE	32,866	463
Marathon Oil Corp	13,322	73
Marathon Petroleum Corp	10,900	416
Murphy Oil Corp	2,500	33
National Oilwell Varco Inc	6,600	76
Noble Energy Inc	8,000	80
Occidental Petroleum Corp	13,698	216
ONEOK Inc	7,400	207
Parsley Energy Inc, Cl A	5,100	56
Phillips 66	7,400	459
Pioneer Natural Resources Co	2,800	271
Schlumberger Ltd	23,500	426
Targa Resources Corp	3,900	71
Valero Energy Corp	6,900	388
Williams	20,600	394
WPX Energy Inc*	6,800	41

		12,188

Financials — 8.4%
Affiliated Managers Group	800	55
Aflac Inc	12,000	427
AGNC Investment Corp‡	9,592	130

12	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Alleghany Corp	200	$104
Allstate Corp/The	5,283	499
Ally Financial Inc	6,266	126
American Express Co	11,100	1,036
American Financial Group Inc/OH	1,243	75
American International Group Inc	14,600	469
American National Group	100	7
Ameriprise Financial Inc	2,100	323
Annaly Capital Management Inc‡	24,149	179
Aon, Cl A	3,871	794
Apollo Global Management, Cl A	2,900	142
Arch Capital Group Ltd*	6,600	203
Ares Management, Cl A	1,700	68
Arthur J Gallagher & Co	3,200	344
Associated Banc-Corp	2,600	33
Assurant Inc	1,035	111
Assured Guaranty Ltd	1,400	31
Athene Holding Ltd, Cl A*	1,940	63
Axis Capital Holdings Ltd	1,400	56
Bank of America Corp	131,000	3,259
Bank of Hawaii Corp	700	40
Bank of New York Mellon Corp/The	13,500	484
Bank OZK	2,100	50
Berkshire Hathaway Inc, Cl B*	33,009	6,462
BlackRock Inc, Cl A	2,473	1,422
BOK Financial Corp	500	28
Brighthouse Financial Inc*	1,683	48
Brown & Brown Inc	4,000	182
Capital One Financial Corp	7,700	491
Carlyle Group	2,000	57
Cboe Global Markets Inc	1,800	158
Charles Schwab Corp/The	19,600	650
Chubb	7,600	967
Cincinnati Financial Corp	2,500	195
Citigroup	35,300	1,765
Citizens Financial Group Inc	7,200	179
CME Group Inc, Cl A	6,000	997
CNA Financial Corp	500	17
Comerica	2,400	92
Commerce Bancshares Inc/MO	1,749	100
Credit Acceptance Corp*	172	80
Cullen/Frost Bankers Inc	900	65
Discover Financial Services	5,200	257
E*TRADE Financial Corp	3,700	188
East West Bancorp	2,371	82
Eaton Vance Corp	1,885	68
Equitable Holdings	6,859	140
Erie Indemnity Co, Cl A	400	84
Evercore Inc, Cl A	700	39
Everest Re Group Ltd	700	153
FactSet Research Systems Inc	672	233
Fidelity National Financial Inc	4,600	149

Description	Shares	Market Value ($ Thousands)
Fifth Third Bancorp	12,000	$238
First American Financial	1,800	92
First Citizens BancShares, Cl A	149	63
First Hawaiian Inc	2,200	38
First Horizon National Corp	9,200	85
First Republic Bank/CA	2,841	320
FNB Corp/PA	5,400	40
Franklin Resources Inc	4,539	96
Globe Life	1,800	143
Goldman Sachs Group Inc/The	5,614	1,111
Hanover Insurance Group Inc/The	600	61
Hartford Financial Services Group Inc/The	6,000	254
Huntington Bancshares Inc/OH	17,100	159
Interactive Brokers Group, Cl A	1,200	60
Intercontinental Exchange Inc	9,135	884
Invesco Ltd	6,400	64
Jefferies Financial Group	3,800	62
JPMorgan Chase & Co	51,270	4,955
Kemper Corp	1,000	79
KeyCorp	16,400	197
KKR	9,000	318
Lazard Ltd, Cl A (B)	1,700	50
Legg Mason	1,400	70
LendingTree Inc*	153	53
Lincoln National	3,273	122
Loews	4,043	147
LPL Financial Holdings Inc	1,300	103
M&T Bank Corp	2,200	233
Markel*	230	240
MarketAxess Holdings Inc	659	340
Marsh & McLennan Cos Inc	8,524	994
Mercury General	500	21
MetLife	13,000	492
MGIC Investment Corp	5,700	47
Moody’s Corp	2,700	759
Morgan Stanley	18,700	914
Morningstar Inc	337	57
MSCI Inc, Cl A	1,400	526
Nasdaq Inc	1,934	254
New Residential Investment Corp‡	7,000	56
New York Community Bancorp Inc	7,600	80
Northern Trust Corp	3,200	251
Old Republic International Corp	4,800	77
OneMain Holdings, Cl A	1,100	32
PacWest Bancorp	2,000	37
People’s United Financial Inc	7,100	77
Pinnacle Financial Partners Inc	1,253	50
PNC Financial Services Group Inc/The	7,200	768
Popular Inc	1,500	56
Primerica Inc	700	84
Principal Financial Group Inc	4,600	195
Progressive Corp/The	9,900	894

13	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Prosperity Bancshares Inc	1,500	$83
Prudential Financial Inc	6,700	425
Raymond James Financial Inc	2,100	146
Regions Financial Corp	16,200	176
Reinsurance Group of America Inc, Cl A	1,100	94
RenaissanceRe Holdings Ltd	862	155
S&P Global Inc	4,055	1,420
Santander Consumer USA Holdings Inc	1,300	24
Signature Bank/New York NY	900	92
SLM Corp	6,300	43
Starwood Property Trust Inc‡	4,600	69
State Street Corp	6,000	383
Sterling Bancorp/DE	3,300	37
SVB Financial Group*	874	196
Synchrony Financial	9,900	219
Synovus Financial Corp	2,500	50
T Rowe Price Group	3,800	525
TCF Financial	2,500	69
TD Ameritrade Holding Corp	4,400	158
TFS Financial Corp	800	12
Tradeweb Markets, Cl A	1,400	76
Travelers Cos Inc/The	4,300	492
Truist Financial	22,800	854
Umpqua Holdings	3,700	40
Unum Group	3,400	59
US Bancorp	23,000	847
Virtu Financial Inc, Cl A	1,100	27
Voya Financial Inc	2,100	104
Webster Financial Corp	1,474	40
Wells Fargo & Co	63,600	1,543
Western Alliance Bancorp	1,700	61
White Mountains Insurance Group Ltd	22	19
Willis Towers Watson PLC	2,144	450
Wintrust Financial Corp	1,000	43
WR Berkley Corp	2,361	146
Zions Bancorp NA	2,701	88

		51,119

Health Care — 12.2%
10X Genomics, Cl A*	900	88
Abbott Laboratories	29,300	2,949
AbbVie Inc	29,800	2,828
ABIOMED Inc*	727	218
Acadia Healthcare Co Inc*	1,500	45
ACADIA Pharmaceuticals Inc*	1,800	75
Acceleron Pharma Inc*	800	79
Adaptive Biotechnologies*	1,200	45
Agilent Technologies Inc	5,200	501
Agios Pharmaceuticals*	1,000	45
Alexion Pharmaceuticals Inc*	3,600	369
Align Technology Inc*	1,270	373
Alnylam Pharmaceuticals Inc*	1,900	277
Amedisys Inc*	500	117

Description	Shares	Market Value ($ Thousands)
AmerisourceBergen Corp, Cl A	2,500	$251
Amgen Inc	9,991	2,445
Anthem Inc	4,239	1,161
Avantor*	6,997	154
Baxter International Inc	8,610	744
Becton Dickinson and Co	4,567	1,285
Biogen Inc*	2,776	763
BioMarin Pharmaceutical Inc*	3,100	371
Bio-Rad Laboratories Inc, Cl A*	357	187
Bio-Techne Corp	675	186
Bluebird Bio Inc*	1,100	67
Boston Scientific Corp*	23,700	914
Bristol-Myers Squibb Co	38,300	2,247
Bruker Corp	1,700	76
Cardinal Health	4,900	268
Catalent Inc*	2,600	227
Centene Corp*	9,700	633
Cerner Corp	5,100	354
Change Healthcare*	4,100	48
Charles River Laboratories International Inc*	848	169
Chemed Corp	215	106
Cigna Corp	6,138	1,060
Cooper Cos Inc/The	854	242
CVS Health	22,100	1,391
Danaher Corp	10,564	2,153
DaVita Inc*	1,443	126
DENTSPLY SIRONA Inc	3,700	165
DexCom Inc*	1,563	681
Edwards Lifesciences Corp*	10,400	815
Elanco Animal Health Inc*	6,726	159
Eli Lilly	14,300	2,149
Encompass Health Corp	1,600	109
Envista Holdings*	2,700	59
Exact Sciences*	2,482	235
Exelixis Inc*	5,100	118
Gilead Sciences Inc	21,300	1,481
Global Blood Therapeutics Inc*	1,000	67
Globus Medical Inc, Cl A*	1,300	63
Guardant Health*	1,243	106
Haemonetics Corp*	800	70
HCA Healthcare Inc	4,542	575
Henry Schein Inc*	2,400	165
Hill-Rom Holdings Inc	1,100	107
Hologic Inc*	4,300	300
Horizon Therapeutics*	3,072	188
Humana	2,272	892
ICU Medical Inc*	342	63
IDEXX Laboratories*	1,400	557
Illumina Inc*	2,478	947
Immunomedics Inc*	3,500	148
Incyte*	3,100	306

14	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Insulet Corp*	1,038	$211
Integra LifeSciences Holdings Corp*	1,200	57
Intuitive Surgical Inc*	1,947	1,335
Ionis Pharmaceuticals Inc*	2,244	129
Iovance Biotherapeutics Inc*	2,300	67
IQVIA Holdings Inc*	3,200	507
Johnson & Johnson	44,623	6,504
Laboratory Corp of America Holdings*	1,600	309
Livongo Health*	900	114
Masimo*	842	185
McKesson Corp	2,700	405
Medtronic PLC	22,700	2,190
Merck & Co Inc	42,800	3,434
Mettler-Toledo International Inc*	367	343
Moderna Inc*	4,500	333
Molina Healthcare Inc*	1,039	192
Mylan NV*	8,697	140
Nektar Therapeutics, Cl A*	2,900	64
Neurocrine Biosciences Inc*	1,600	193
Novocure Ltd*	1,700	129
Penumbra Inc*	532	118
PerkinElmer Inc	1,900	226
Pfizer Inc	94,167	3,624
PPD*	1,000	29
PRA Health Sciences*	1,100	117
Premier Inc, Cl A*	1,000	35
QIAGEN NV*	3,800	188
Quest Diagnostics Inc	2,300	292
Quidel Corp*	670	189
Reata Pharmaceuticals Inc, Cl A*	372	55
Regeneron Pharmaceuticals Inc*	1,605	1,014
Repligen Corp*	900	136
ResMed	2,438	494
Sage Therapeutics*	900	41
Sarepta Therapeutics*	1,221	187
Seattle Genetics Inc*	2,050	341
STERIS PLC	1,400	223
Stryker Corp	5,900	1,140
Syneos Health Inc, Cl A*	1,100	69
Tandem Diabetes Care Inc*	1,000	104
Teladoc Health Inc*	1,237	294
Teleflex Inc	741	276
Thermo Fisher Scientific	6,679	2,765
United Therapeutics Corp*	700	78
UnitedHealth Group Inc	15,961	4,833
Universal Health Services Inc, Cl B	1,200	132
Varian Medical Systems Inc*	1,560	223
Veeva Systems Inc, Cl A*	2,259	598
Vertex Pharmaceuticals Inc*	4,400	1,197
Waters Corp*	1,064	227
West Pharmaceutical Services Inc	1,234	332
Zimmer Biomet Holdings Inc	3,500	472

Description	Shares	Market Value ($ Thousands)
Zoetis Inc, Cl A	8,064	$1,223

		74,275

Industrials — 6.9%
3M	9,500	1,429
A O Smith	2,200	106
Acuity Brands Inc	700	69
ADT Inc	1,900	16
AECOM*	2,600	94
AGCO	1,061	70
Air Lease Corp, Cl A	1,779	47
Alaska Air Group Inc	2,000	69
Allegion PLC	1,600	159
Allison Transmission Holdings Inc	1,900	71
AMERCO	162	51
American Airlines Group Inc	8,394	93
AMETEK Inc	3,900	364
Armstrong World Industries Inc	800	57
Axon Enterprise Inc*	1,000	83
Boeing	9,000	1,422
BWX Technologies Inc, Cl W	1,600	87
Carlisle Cos Inc	900	107
Carrier Global	14,721	401
Caterpillar Inc	9,141	1,215
CH Robinson Worldwide Inc	2,200	206
Cintas Corp	1,542	465
Clean Harbors Inc*	900	54
Colfax*	1,700	49
Copart*	3,400	317
CoreLogic Inc/United States	1,300	89
CoStar Group Inc*	682	580
Crane Co	800	45
CSX Corp	12,900	920
Cummins Inc	2,500	483
Curtiss-Wright Corp	700	62
Deere	4,755	838
Delta Air Lines Inc	10,800	270
Donaldson Co Inc	2,100	102
Dover Corp	2,446	252
Emerson Electric	10,100	626
Equifax Inc	2,000	325
Expeditors International of Washington Inc	2,800	237
Fastenal Co	9,700	456
FedEx Corp	4,060	684
Flowserve Corp	2,200	61
Fortive Corp	5,000	351
Fortune Brands Home & Security Inc	2,300	176
FTI Consulting Inc*	600	72
Gates Industrial Corp PLC*	800	8
Generac Holdings*	1,000	158
General Dynamics Corp	4,248	623
General Electric Co	147,139	893
Graco Inc	2,800	149

15	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
GrafTech International Ltd	1,100	$7
HD Supply Holdings Inc*	2,695	95
HEICO Corp, Cl A	1,300	100
HEICO Corp	800	77
Hexcel Corp	1,400	52
Honeywell International Inc	11,900	1,777
Howmet Aerospace	6,700	99
Hubbell Inc, Cl B	900	121
Huntington Ingalls Industries Inc	700	122
IAA*	2,279	99
IDEX	1,249	206
IHS Markit Ltd	6,700	541
Illinois Tool Works Inc	5,294	979
Ingersoll Rand*	5,900	186
ITT Inc	1,447	84
Jacobs Engineering Group	2,100	179
JB Hunt Transport Services Inc	1,428	185
JetBlue Airways Corp*	4,600	48
Johnson Controls International plc	12,600	485
Kansas City Southern	1,600	275
Kirby Corp*	1,000	46
Knight-Swift Transportation Holdings Inc, Cl A	2,100	91
L3Harris Technologies	3,669	618
Landstar System Inc	600	73
Lennox International Inc	553	148
Lincoln Electric Holdings Inc	933	84
Lockheed Martin Corp	4,204	1,593
Lyft, Cl A*	4,000	117
Macquarie Infrastructure Corp	1,200	36
ManpowerGroup Inc	933	64
Masco Corp	4,400	252
Mercury Systems Inc*	900	70
Middleby Corp/The*	900	75
MSA Safety Inc	600	71
MSC Industrial Direct Co Inc, Cl A	800	53
Nielsen Holdings PLC	6,000	87
Nordson Corp	1,000	194
Norfolk Southern	4,365	839
Northrop Grumman Corp	2,638	857
nVent Electric PLC	2,600	47
Old Dominion Freight Line Inc	1,600	293
Oshkosh Corp	1,100	87
Otis Worldwide	6,900	433
Owens Corning	1,800	109
PACCAR Inc	5,700	485
Parker-Hannifin Corp	2,136	382
Quanta Services Inc	2,300	92
Raytheon Technologies	24,100	1,366
Regal Beloit Corp	700	64
Republic Services Inc, Cl A	3,528	308
Robert Half International Inc	1,900	97

Description	Shares	Market Value ($ Thousands)
Rockwell Automation Inc	1,942	$424
Rollins Inc	2,500	131
Roper Technologies	1,757	760
Ryder System Inc	900	33
Schneider National Inc, Cl B	1,000	25
Sensata Technologies Holding PLC*	2,600	99
Snap-on	900	132
Southwest Airlines Co	10,000	309
Spirit AeroSystems Holdings Inc, Cl A	1,800	35
Stanley Black & Decker Inc	2,600	399
Stericycle Inc*	1,558	94
Teledyne Technologies*	651	200
Textron Inc	3,800	133
Timken Co/The	1,100	50
Toro	1,800	128
Trane Technologies	4,039	452
TransDigm Group	879	379
TransUnion	3,200	287
Trex Co Inc*	1,000	139
Trinity Industries	1,500	29
Uber Technologies, Swap*	23,100	699
Union Pacific Corp	11,449	1,985
United Continental Holdings Inc*	4,911	154
United Parcel Service Inc, Cl B	11,935	1,704
United Rentals Inc*	1,239	192
Univar Solutions*	2,800	49
Valmont Industries Inc	347	42
Verisk Analytics, Cl A	2,654	501
Vertiv Holdings*	3,400	49
Virgin Galactic Holdings*	1,038	23
Waste Management Inc	7,100	778
Watsco Inc	539	127
Westinghouse Air Brake Technologies	3,100	193
Woodward	900	67
WW Grainger Inc	724	247
XPO Logistics Inc*	1,500	113
Xylem Inc/NY	3,000	219

		41,789

Information Technology — 22.8%
2U Inc*	1,000	47
Adobe Inc*	8,107	3,602
Advanced Micro Devices Inc*	19,700	1,525
Akamai Technologies Inc*	2,700	304
Alliance Data Systems Corp	800	35
Alteryx Inc, Cl A*	883	155
Amdocs Ltd	2,200	137
Amphenol Corp, Cl A	4,836	511
Analog Devices Inc	6,200	712
Anaplan Inc*	2,200	100
ANSYS Inc*	1,424	442
Apple	69,216	29,420
Applied Materials Inc	15,500	997

16	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Arista Networks Inc*	1,038	$270
Arrow Electronics Inc*	1,300	93
Aspen Technology Inc*	1,100	107
Atlassian Corp PLC, Cl A*	2,100	371
Autodesk Inc*	3,700	875
Automatic Data Processing Inc	7,300	970
Avalara*	1,335	179
Avnet Inc	1,700	45
Bill.com Holdings*	300	28
Black Knight Inc*	2,400	180
Booz Allen Hamilton Holding, Cl A	2,300	188
Broadcom Inc	6,656	2,108
Broadridge Financial Solutions Inc	1,900	255
CACI International Inc, Cl A*	400	83
Cadence Design Systems Inc*	4,635	506
CDK Global Inc	2,100	95
CDW Corp/DE	2,440	284
Ceridian HCM Holding Inc*	1,800	141
Ciena Corp*	2,600	155
Cirrus Logic Inc*	1,000	68
Cisco Systems Inc	71,947	3,389
Citrix Systems	2,097	299
Cloudflare, Cl A*	1,800	75
Cognex Corp	2,800	187
Cognizant Technology Solutions Corp, Cl A	9,100	622
Coherent Inc*	400	56
CommScope Holding Co Inc*	3,300	31
Corning	12,700	394
Coupa Software Inc*	1,163	356
Cree*	1,800	124
Crowdstrike Holdings, Cl A*	1,900	215
CyberArk Software*	200	24
Datadog, Cl A*	2,600	244
Dell Technologies Inc, Cl C*	2,600	156
DocuSign, Cl A*	2,956	641
Dolby Laboratories Inc, Cl A	1,100	77
Dropbox, Cl A*	4,185	95
DXC Technology Co	4,300	77
Dynatrace*	2,521	105
EchoStar Corp, Cl A*	800	22
Elastic*	900	87
Enphase Energy Inc*	1,800	109
Entegris Inc	2,300	165
EPAM Systems Inc*	900	261
Euronet Worldwide Inc*	800	77
Everbridge Inc*	549	78
F5 Networks Inc*	1,040	141
Fair Isaac Corp*	500	220
Fastly, Cl A*	1,200	116
Fidelity National Information Services Inc	10,500	1,536
FireEye Inc*	3,700	56
First Solar*	1,400	83

Description	Shares	Market Value ($ Thousands)
Fiserv Inc*	9,400	$938
Five9*	1,000	121
FleetCor Technologies Inc*	1,400	362
FLIR Systems Inc	2,200	92
Fortinet Inc*	2,246	311
Gartner Inc*	1,434	179
Genpact Ltd	3,179	127
Global Payments	5,069	902
Globant*	563	97
GoDaddy Inc, Cl A*	2,800	197
Guidewire Software Inc*	1,400	165
Hewlett Packard Enterprise Co	21,800	215
HP Inc	24,200	425
HubSpot Inc*	700	164
Inphi Corp*	800	104
Intel Corp	71,725	3,423
International Business Machines Corp	15,027	1,847
Intuit Inc	4,240	1,299
IPG Photonics Corp*	554	99
Jabil Inc	2,499	87
Jack Henry & Associates	1,259	224
Juniper Networks Inc	5,551	141
Keysight Technologies*	3,200	320
KLA	2,649	529
Lam Research Corp	2,459	927
Leidos Holdings Inc	2,300	219
Littelfuse Inc	371	66
LogMeIn Inc	800	69
Lumentum Holdings*	1,300	121
Manhattan Associates Inc*	1,100	105
Marvell Technology Group Ltd	11,100	405
Mastercard Inc, Cl A	14,930	4,606
Maxim Integrated Products Inc	4,500	306
Medallia*	1,400	43
Microchip Technology Inc	4,000	407
Micron Technology Inc*	18,805	941
Microsoft Corp	126,792	25,994
MKS Instruments Inc	900	115
MongoDB, Cl A*	713	163
Monolithic Power Systems Inc	712	189
Motorola Solutions Inc	2,852	399
National Instruments Corp	2,159	77
NCR Corp*	2,100	39
NetApp Inc	3,700	164
New Relic Inc*	900	64
NortonLifeLock	9,400	202
Nuance Communications Inc*	4,709	129
Nutanix Inc, Cl A*	3,000	67
NVIDIA Corp	10,000	4,246
Okta, Cl A*	1,937	428
ON Semiconductor Corp*	6,900	142
Oracle Corp	33,467	1,856

17	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
PagerDuty*	1,200	$37
Palo Alto Networks Inc*	1,700	435
Paychex Inc	5,436	391
Paycom Software Inc*	859	244
Paylocity Holding Corp*	545	73
PayPal Holdings*	19,851	3,892
Pegasystems Inc	700	82
Pluralsight Inc, Cl A*	1,600	34
Proofpoint Inc*	1,000	116
PTC Inc*	1,800	154
Pure Storage Inc, Cl A*	4,100	73
Qorvo Inc*	1,944	249
QUALCOMM Inc	19,104	2,018
RealPage Inc*	1,500	94
RingCentral, Cl A*	1,249	363
Sabre Corp	4,700	36
salesforce.com Inc*	14,700	2,864
Science Applications International	1,000	80
ServiceNow Inc*	3,170	1,392
Skyworks Solutions Inc	2,843	414
Slack Technologies, Cl A*	6,300	186
Smartsheet, Cl A*	1,904	91
SolarEdge Technologies*	855	150
SolarWinds Corp*	800	15
Splunk*	2,641	554
Square Inc, Cl A*	6,100	792
SS&C Technologies Holdings	3,800	218
StoneCo, Cl A*	2,600	124
Switch, Cl A	1,500	27
SYNNEX Corp	700	87
Synopsys Inc*	2,500	498
Teradata Corp*	1,900	40
Teradyne Inc	2,800	249
Texas Instruments Inc	15,500	1,977
Trade Desk Inc/The, Cl A*	700	316
Trimble Inc*	4,256	189
Twilio, Cl A*	2,135	592
Tyler Technologies Inc*	679	243
Ubiquiti	157	29
Universal Display Corp	715	125
VeriSign Inc*	1,757	372
ViaSat Inc*	1,000	38
Visa Inc, Cl A	28,620	5,449
VMware, Cl A*	1,358	190
Western Digital Corp	5,100	220
Western Union Co/The	6,900	167
WEX Inc*	717	114
Workday Inc, Cl A*	2,949	534
Xerox Holdings	3,100	52
Xilinx	4,122	442
Zebra Technologies Corp, Cl A*	900	253
Zendesk Inc*	1,900	173

Description	Shares	Market Value ($ Thousands)
Zoom Video Communications, Cl A*	2,800	$711
Zscaler Inc*	1,200	156

		138,377

Materials — 2.2%
Air Products & Chemicals Inc	3,700	1,061
Albemarle Corp	1,800	148
Amcor	27,100	279
AptarGroup Inc	1,100	127
Ardagh Group SA, Cl A	300	4
Ashland Global Holdings Inc	900	68
Avery Dennison	1,400	159
Axalta Coating Systems Ltd*	3,600	80
Ball	5,422	399
Berry Global Group Inc*	2,273	114
Cabot Corp	900	33
Celanese Corp, Cl A	2,000	194
CF Industries Holdings Inc	3,609	113
Chemours Co/The	2,800	52
Corteva	12,700	363
Crown Holdings Inc*	2,200	157
Dow Inc	12,600	517
DuPont de Nemours	12,400	663
Eagle Materials Inc	700	56
Eastman Chemical Co	2,300	172
Ecolab Inc	4,200	786
Element Solutions Inc*	3,700	40
FMC Corp	2,142	227
Freeport-McMoRan	24,500	317
Graphic Packaging Holding Co	4,700	65
Huntsman Corp	3,400	63
International Flavors & Fragrances Inc	1,800	227
International Paper Co	6,600	230
Linde	8,929	2,189
LyondellBasell Industries NV, Cl A	4,300	269
Martin Marietta Materials	1,054	218
Mosaic Co/The	5,800	78
NewMarket Corp	148	55
Newmont	13,600	941
Nucor Corp	5,100	214
Olin Corp	2,400	27
Packaging Corp of America	1,600	154
PPG Industries Inc	4,026	433
Reliance Steel & Aluminum Co	1,100	108
Royal Gold Inc	1,100	154
RPM International Inc	2,142	175
Scotts Miracle-Gro Co/The, Cl A	700	111
Sealed Air Corp	2,600	93
Sherwin-Williams Co/The	1,400	907
Silgan Holdings	1,373	52
Sonoco Products Co	1,700	88
Southern Copper Corp	1,400	61
Steel Dynamics	3,419	94

18	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Valvoline Inc	3,100	$64
Vulcan Materials	2,200	258
W R Grace	900	41
Westlake Chemical	560	30
Westrock	4,378	118

		13,646

Real Estate — 2.8%
Alexandria Real Estate Equities Inc‡	2,100	373
American Campus Communities Inc‡	2,300	82
American Homes 4 Rent, Cl A‡	4,396	127
American Tower, Cl A‡	7,515	1,964
Americold Realty Trust‡	3,400	137
Apartment Investment & Management, Cl A‡	2,490	97
Apple Hospitality Inc‡	3,500	31
AvalonBay Communities Inc‡	2,400	367
Boston Properties Inc‡	2,627	234
Brandywine Realty Trust‡	2,800	30
Brixmor Property Group Inc‡	5,000	58
Brookfield Property Inc, Cl A‡	1,000	12
Camden Property Trust‡	1,600	145
CBRE Group Inc, Cl A*	5,600	245
CoreSite Realty Corp‡	700	90
Corporate Office Properties Trust‡	1,900	50
Cousins Properties‡	2,474	76
Crown Castle International Corp‡	7,048	1,175
CubeSmart‡	3,300	98
CyrusOne Inc‡	1,900	158
Digital Realty Trust Inc‡	4,546	730
Douglas Emmett Inc‡	2,800	82
Duke Realty Corp‡	6,200	249
Empire State Realty Trust Inc, Cl A‡	2,500	17
EPR Properties‡	1,274	36
Equinix Inc‡	1,445	1,135
Equity Commonwealth‡	1,988	63
Equity LifeStyle Properties Inc‡	2,900	198
Equity Residential‡	6,200	333
Essex Property Trust Inc‡	1,075	237
Extra Space Storage Inc‡	2,100	217
Federal Realty Investment Trust‡	1,300	99
First Industrial Realty Trust Inc‡	2,100	92
Gaming and Leisure Properties Inc‡	3,393	123
Healthcare Trust of America Inc, Cl A‡	3,700	102
Healthpeak Properties‡	9,124	249
Highwoods Properties Inc‡	1,700	65
Host Hotels & Resorts Inc‡	11,847	128
Howard Hughes Corp/The*	700	37
Hudson Pacific Properties Inc‡	2,500	59
Invitation Homes Inc‡	9,200	274
Iron Mountain‡	4,803	135
JBG SMITH Properties‡	2,100	61
Jones Lang LaSalle Inc	900	89

Description	Shares	Market Value ($ Thousands)
Kilroy Realty Corp‡	1,900	$111
Kimco Realty‡	7,000	78
Lamar Advertising Co, Cl A‡	1,500	99
Life Storage Inc‡	830	81
Medical Properties Trust Inc‡	8,787	177
Mid-America Apartment Communities‡	1,900	226
National Retail Properties‡	2,900	103
Omega Healthcare Investors Inc‡	3,800	123
Outfront Media Inc‡	2,400	35
Paramount Group Inc‡	3,200	23
Park Hotels & Resorts‡	4,000	33
Prologis Inc‡	12,500	1,318
Public Storage‡	2,500	500
Rayonier Inc‡	2,300	64
Realty Income Corp‡	5,800	348
Regency Centers Corp‡	2,800	115
Rexford Industrial Realty‡	2,000	94
SBA Communications Corp, Cl A‡	1,900	592
Simon Property Group Inc‡	5,100	318
SL Green Realty Corp‡	1,300	60
Spirit Realty Capital Inc‡	1,700	59
STORE Capital Corp‡	3,800	90
Sun Communities Inc‡	1,600	240
Taubman Centers Inc‡	1,000	39
UDR Inc‡	5,000	181
Ventas Inc‡	6,300	242
VEREIT Inc‡	18,284	119
VICI Properties Inc‡	7,900	172
Vornado Realty Trust‡	2,975	103
Weingarten Realty Investors‡	2,000	34
Welltower‡	7,100	380
Weyerhaeuser Co‡	12,600	350
WP Carey Inc‡	2,900	207

		17,073

Utilities — 2.5%
AES Corp/VA	11,197	171
Alliant Energy Corp	4,200	226
Ameren Corp	4,200	337
American Electric Power Co Inc	8,427	732
American Water Works	3,100	457
Atmos Energy Corp	2,000	212
Avangrid Inc	1,000	50
CenterPoint Energy	8,508	162
CMS Energy Corp	4,800	308
Consolidated Edison Inc	5,700	438
Dominion Energy Inc	14,200	1,151
DTE Energy	3,200	370
Duke Energy	12,400	1,051
Edison International	6,000	334
Entergy Corp	3,400	357
Essential Utilities	3,800	172
Evergy Inc	3,800	246

19	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (Continued)

July 31, 2020

Description	Shares	Market Value ($ Thousands)
Eversource Energy	5,700	$513
Exelon Corp	16,500	637
FirstEnergy Corp	9,200	267
Hawaiian Electric Industries	1,800	65
IDACORP Inc	900	84
MDU Resources Group	3,400	71
National Fuel Gas	1,400	57
NextEra Energy	8,268	2,321
NiSource Inc	6,452	158
NRG Energy Inc	4,100	139
OGE Energy	3,374	111
PG&E*	16,112	151
Pinnacle West Capital Corp	1,900	158
PPL Corp	13,000	346
Public Service Enterprise Group	8,500	475
Sempra Energy	5,000	622
Southern Co/The	17,900	977
UGI Corp	3,500	117
Vistra	8,250	154
WEC Energy Group	5,300	505
Xcel Energy Inc	8,926	616

		15,318

		510,895

Total Common Stock (Cost $548,588) ($ Thousands)		571,314

PREFERRED STOCK — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG (C)	244	13
FUCHS PETROLUB SE (C)	298	13
Henkel AG & Co KGaA (C)	765	75
Porsche Automobil Holding SE (C)	656	37
Sartorius AG (C)	153	59
Volkswagen AG (C)	796	118

Total Preferred Stock (Cost $316) ($ Thousands)		315

EXCHANGE TRADED FUND — 0.0%

United States — 0.0%
SPDR S&P 500 Trust	752	245

Total Exchange Traded Fund (Cost $100) ($ Thousands)		245

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%

Portugal — 0.0%
EDP - Energias de Portugal, Expires 08/10/2020*	11	$1

Spain — 0.0%
Cellnex Telecom, Expires 08/11/2020*	1	5

United States — 0.0%
Newstar Financial*^ (D)	4	—
Tobira Therapeutics, Expires 12/31/2028* (D)	1	—

		—

Total Rights (Cost $—) ($ Thousands)		6

	Number of Warrants
WARRANTS — 0.0%

United States — 0.0%
Occidental Petroleum, Expires 07/06/2027* (A)	1	—

Total Warrants (Cost $—) ($ Thousands)		—

	Face Amount ($ Thousands)
CORPORATE OBLIGATION — 0.0%

United States — 0.0%
Calamos Asset Management (Escrow) 0.000, 03/01/2023 (D)	2	—

Total Corporate Obligation (Cost $—) ($ Thousands)		—

Total Investments — 94.0% (Cost $549,004) ($ Thousands)		$571,880

20	Adviser Managed Trust / Annual Report / July 31, 2020

SCHEDULE OF INVESTMENTS

Tactical Offensive Equity Fund (concluded)

July 31, 2020

A list of the open futures contracts held by the Fund at July 31, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
MSCI EAFE Index	16	Sep-2020	$1,462	$1,451	$(11)
Russell 2000 Index E-MINI	291	Sep-2020	20,550	21,502	952
S&P 500 Index E-MINI	75	Sep-2020	11,750	12,238	488
S&P Mid Cap 400 Index E-MINI	6	Sep-2020	1,058	1,116	58

			$34,820	$36,307	$1,487

For the year ended July 31, 2020, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on a Net Assets of $608,256 ($ Thousands).

*	Non-income producing security.

‡	Real Estate Investment Trust.

^	Expiration date unavailable.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	Security is a Master Limited Partnership. At July 31, 2020, such securities amounted to $50 ($ Thousands), or 0.0% of Net Assets.

(C)	There is currently no rate available.

(D)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of July 31, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($ )(1)		Total ($)
Common Stock	571,309	5	—	(2)	571,314
Preferred Stock	315	—	—		315
Exchange Traded Fund	245	—	—		245
Rights	6	—	—	(2)	6
Corporate Obligation	—	—	—	(2)	—
Warrants	—	—	—		—

Total Investments in Securities	571,875	5	—		571,880

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1,498	—	—	1,498
Unrealized Depreciation	(11)	—	—	(11)

Total Other Financial Instruments	1,487	—	—	1,487

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

(2)	This category includes securities with a value of $0.

For the year ended July 31, 2020, there were no transfers in our out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions the Fund had with affiliates for the year ended July 31, 2020 ($ Thousands):

Security Description	Value 7/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 7/31/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$—	$2,072,588	$(2,072,588)	$—	$—	$—	—	$218	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

21	Adviser Managed Trust / Annual Report / July 31, 2020

KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

Adviser Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments and the schedule of investments, of the Tactical Offensive Equity Fund and the statement of assets and liabilities, including the schedule of investments, of the Tactical Offensive Fixed Income Fund (collectively, the Funds) comprising the Adviser Managed Trust, as of July 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. The financial statements and financial highlights are included in Item 1 of this Form N-CSR, except for the schedule of investments of the Tactical Offensive Equity Fund as of July 31, 2020, which is included in Item 6 of this Form N-CSR. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

September 29, 2020

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the ‘Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adviser Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: October 8, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: October 8, 2020